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[LOGO] M F S(SM)
INVESTMENT MANAGEMENT

MFS(R) MUNICIPAL                                         STATEMENT OF
SERIES TRUST                                             ADDITIONAL INFORMATION

(A Member of the MFS Family of Funds(R))                 August 1, 1998
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                                                                          Page
 1  The Trust ..........................................................      2
 2.  Investment Objective, Policies and Restrictions ...................      2
 3.  Performance Information ...........................................      9
 4.  Determination of Public Offering Price and Net Asset Value;
       Valuation of Portfolio Securities ...............................     11
 5.  Management of the Trust ...........................................     11
       Trustees ........................................................     11
       Officers ........................................................     11
       Trustee Compensation Tables .....................................     12
       Investment Adviser ..............................................     14
       Administrator ...................................................     15
       Custodian .......................................................     15
       Shareholder Servicing Agent .....................................     15
       Distributor .....................................................     16
 6.  Taxation ..........................................................     16
 7.  Shareholder Services ..............................................     18
 8.  Description of Shares, Voting Rights and Liabilities ..............     20
 9.  Portfolio Transactions ............................................     21
10.  Distribution Plan .................................................     21
11.  Independent Auditors and Financial Statements .....................     22
     Appendix A -- Performance Results and Quotations ..................    A-1
     Appendix B -- Sales Charges .......................................    B-1
     Appendix C -- Amounts Paid Under the Distribution Plans ...........    C-1

MFS MUNICIPAL SERIES TRUST
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Trust's Prospectus dated August 1, 1998. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see last page for address and phone number).

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
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1.  THE TRUST
MFS Municipal Series Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1984. On August 27, 1993, the Trust changed its name from "MFS Multi-State Municipal Bond Trust." On August 3, 1992 the Trust changed its name from "MFS Managed Multi-State Municipal Bond Trust." The Trust was known as "MFS Managed Multi-State Tax-Exempt Trust" until its name was changed effective August 12, 1988. The Trust presently consists of 16 separate series, including: the Alabama Fund, the Arkansas Fund, the California Fund, the Florida Fund, the Georgia Fund, the Maryland Fund, the Massachusetts Fund, the Mississippi Fund, the New York Fund, the North Carolina Fund, the Pennsylvania Fund, the South Carolina Fund, the Tennessee Fund, the Virginia Fund and the West Virginia Fund, each of which is referred to as a "Fund." Shares of MFS Municipal Income Fund, the sixteenth series of the Trust, are offered and sold pursuant to a separate prospectus and statement of additional information. The California Fund was organized as a series of the Trust on June 3, 1993. Prior thereto, the California Fund was organized as a separate Massachusetts business trust.

Massachusetts Financial Services Company, a Delaware corporation ("MFS" or the "Adviser"), is the Trust's investment adviser. References in this SAI to the "Prospectus" are to the Prospectus dated August 1, 1998, as amended or supplemented from time to time.

2.  INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
INVESTMENT OBJECTIVE -- The investment objective of each Fund is to provide current income exempt from federal income taxes and from the personal income taxes, if any, of the State to which its name refers. There can be no assurance that any Fund will achieve its investment objective. Shareholder approval is not required to change the investment objective of any Fund.

INVESTMENT POLICIES -- As a fundamental policy, each Fund seeks to achieve its investment objective by investing its assets primarily (i.e., at least 80% of its net assets under normal conditions) in municipal bonds and notes and other debt instruments the interest on which is exempt from federal income taxes and from the personal income taxes, if any, of the State to which its name refers. These obligations are issued primarily by such States, their political subdivisions, municipalities, agencies, instrumentalities or public authorities, except that with respect to the Florida Fund these obligations may consist of other tax-exempt securities which are exempt from the Florida intangibles tax. Each Fund may purchase municipal bonds the interest on which may be subject to an alternative minimum tax. (For purposes of the 80% test described above, the interest thereon is nonetheless considered to be tax-exempt.) The investment policies of the Funds are described in detail in the Prospectus.

"WHEN-ISSUED" SECURITIES: As described in the Prospectus under "Investment Objective and Policies," each Fund may purchase new issues of tax-exempt securities on a "when-issued" basis. When a commitment to purchase a security on a "when-issued" basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Funds' assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, liquid assets sufficient to cover any commitments are always expected to be available. However, although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a "when-issued" basis may involve more risk than other types of purchases. For example, when the time comes to pay for a "when-issued" security, portfolio securities of the Fund may have to be sold in order for the Fund to meet its payment obligations, and a sale of securities to meet such obligations carries with it a potential for the realization of capital gain, which is not tax-exempt. Also, if it is necessary to sell the "when-issued" security before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the "when-issued" security was made. Moreover, any gain resulting from any such sale would not be tax-exempt. Additionally, because of market fluctuations between the time of commitment to purchase and the date of purchase, the "when-issued" security may have a lesser (or greater) value at the time of purchase than the Fund's payment obligations with respect to the security.

INDEXED SECURITIES: Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates and could involve the loss of all or a portion of the principal amount of, or interest on, the investment. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

SWAPS AND RELATED TRANSACTIONS: Each Fund may enter into interest rate swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long or short-term interest rates (in the U.S. or abroad), corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.

Each Fund will segregate liquid assets to cover its current obligations under swap transactions. If a Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will segregate liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate or other factor that determines the amount of payments to be made under the arrangement. If MFS is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange (the "Exchange") or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that a Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If, at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

VARIABLE AND FLOATING RATE OBLIGATIONS: Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them.

The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to 30 years from the date of issuance.

INVERSE FLOATING RATE OBLIGATIONS: Each Fund may invest in so called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple (approximately two times) of the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short-term obligation and link the two obligations in order to create long-term fixed-rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

OPTIONS: Each Fund may, subject to any applicable laws, write covered put and call options and purchase put and call options on fixed income securities that are traded on U.S. securities exchanges and over-the-counter on behalf of the Fund only for hedging purposes. Call options written by the Funds give the holder the right to buy the underlying securities from the Fund at a fixed exercise price; put options written by the Fund give the holder the right to sell the underlying securities to the Fund at a fixed exercise price. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call on the Fund or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated by the Fund) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. A put option written by a Fund is "covered" if the Fund segregates liquid assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price of the put written if the difference is segregated by the Fund. Put and call options written by a Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit a Fund to generate additional premiums, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired for that Fund. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security on which it has written a call option, it will effect a closing transaction for that Fund prior to or concurrent with the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by a national securities exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by a Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

A Fund may write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

A Fund may purchase put options to hedge against a decline in the value of the Fund's portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing for the Fund's portfolio in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund, upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The Fund may also purchase put and call options for hedging and non-hedging purposes.

A Fund may purchase detachable call options on municipal securities, which are options issued by an issuer of the underlying municipal securities giving the purchaser the right to purchase the securities at a fixed price, up to a stated time in the future or, in some cases, on a future date. A Fund may purchase detachable call options either in connection with its purchase of the underlying municipal securities or in separate transactions unrelated to purchases of the underlying municipal securities. In general, however, a Fund will only purchase detachable call options that are issued at the same time as the underlying municipal securities. A Fund may or may not purchase the underlying municipal securities. Because detachable call options may be long term instruments, their value could be subject to greater volatility and, if the Fund seeks to sell an option it has purchased, it could sustain a loss of all or a portion of the amount paid to purchase the option. In this regard, detachable call options have only recently been introduced and there is not yet an established market for the sale of such instruments. In addition, depending on changes in the value of the underlying municipal security, it may not be profitable for the Fund to exercise an option it has purchased. In that event, the Fund will lose the amount of the purchase price paid for the option.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a Fund, cannot exceed 15% of the Fund's net assets. Although the Adviser disagrees with this position, the Adviser intends to limit each Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts each Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. Each Fund will treat all or a portion of the formula amount as illiquid for purposes of the 15% test imposed by the SEC staff. Each Fund may also write over-the-counter options with non-primary dealers and will treat the assets used to cover these options as illiquid for purposes of such 15% test.

FUTURES CONTRACTS: Each Fund intends to enter into Futures Contracts for hedging purposes and for non-hedging purposes, to the extent permitted by applicable law. A Futures Contract is a bilateral agreement providing for the purchase and sale for future delivery of a fixed income security, a contract for the purchase or sale for future delivery of Eurodollar deposits or a futures contract based on municipal bond or other financial indexes, including any index of fixed income securities ("Futures Contract"). A "sale" of a Futures Contract means a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Presently, Futures Contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, three-month U.S. Treasury Bills and bank certificates of deposit and on an index of municipal bonds and Eurodollar deposits. Existing contract markets include the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Futures Contracts are traded on these markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

At the same time a Futures Contract is purchased or sold for a Fund, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued on a marked-to-market basis and the Fund may be required to pay or receive additional "variation margin," based on any decline or increase in the contract's value.

At the time of delivery of securities pursuant to a Futures Contract based on fixed income securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was written.

A Futures Contract based on an index of securities, such as a municipal bond index Futures Contract, provides for a cash payment equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index "multiplier." The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically. In addition, Futures Contracts on Eurodollar deposits also provide for the payment and acceptance of a cash settlement, based on changes in the value of the underlying instrument.

Although Futures Contracts call for the actual delivery or acquisition of securities or, in the case of Futures Contracts based on an index, the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. A Fund incurs brokerage fees when the Trust purchases and sells Futures Contracts for it.

One purpose of the purchase or sale of a Futures Contract entered into for hedging purposes, in the case of a portfolio such as that of each of the Funds which holds or intends to acquire long term fixed income securities, is to attempt to protect the Funds from fluctuations in interest rates without actually buying or selling long-term fixed income securities. For example, if a Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities investing in bonds with short maturities when interest rates are expected to increase. However, the use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent a Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts, on behalf of the Fund, will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund, with respect to such Futures Contracts. The Funds also may enter into transactions in Futures Contracts for non-hedging purposes, to the extent permitted by applicable law.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

In addition, Futures Contracts entail risks. Although each Fund believes that use of such Contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such Contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. Transactions entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

OPTIONS ON FUTURES CONTRACTS: Each Fund, subject to any applicable laws, may purchase and write options on Futures Contracts ("Options on Futures Contracts") for hedging purposes and for non-hedging purposes. An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract (i.e., a purchase of the Futures Contract), in the case of a call option, or a "short" position in the underlying Futures Contract (i.e., a sale of the Futures Contract), in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Such Options on Futures Contracts will be traded on contract markets regulated by the CFTC. Depending on the pricing of the option compared to either the price of the Futures Contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the Futures Contract or underlying debt securities. As with the purchase of Futures Contracts, when a Fund's portfolio is not fully invested the Fund may purchase a call Option on a Futures Contract on behalf of that Fund to hedge against a market advance due to declining interest rates.

The writing of a call Option on a Futures Contract by a Fund may constitute a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund portfolio holdings. The writing of a put Option on a Futures Contract may constitute a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of the options is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund may incur a loss which will be reduced by the amount of the premium it receives, less related transaction costs. Depending on the degree of correlation between changes in the value of the portfolio securities of a Fund and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts, may to some extent be reduced or increased by changes in the value of the Fund's portfolio securities. The writer of an Option on a Futures Contract is subject to the requirement of initial and variation margin payments.

Each Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the security or securities included in the index underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund segregates liquid assets representing the difference. The Fund may cover the writing of put Options on Futures Contracts on behalf of a Fund (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written if liquid assets representing the difference is segregated by the Fund. Put and call Options on Futures Contracts written by a Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which they are traded and applicable laws and regulations.

Each Fund may purchase a put option on a Futures Contract to hedge its portfolio. Purchases of such put options will therefore be made for the same types of purposes as protective put options on portfolio securities. A Fund will purchase a put option on a Futures Contract to hedge the Fund's portfolio against the risk of rising interest rates.

The amount of risk a Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option plus related transaction costs, although in order to realize a profit it may be necessary to exercise the option and close out the underlying Futures Contract, subject to the risks of futures trading described herein. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option purchased. The writing of an Option on a Futures Contract, however, involves all of the risks of futures trading, including the requirement to make initial and variation margin payments. Transactions in Options on Futures Contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: Various additional risks exist with respect to the trading of options, Futures Contracts and Options on Futures Contracts. For example, a Fund's ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. The trading of Futures Contracts and options entails the additional risk of imperfect correlation between movements in the Futures or option price and the price of the underlying index or obligation, while the writing of options also entails the risk of imperfect correlation between securities used to cover options written and the securities underlying such options. The anticipated spread between the prices may be distorted because of various factors, which are set forth under "Investment Objective, Policies and Restrictions -- Futures Contracts." Transactions in options, Futures Contracts and Options on Futures Contracts entered into for non-hedging purposes involve greater risk and may result in losses which are not offset by gains on other portfolio assets.

A Fund's ability to engage in options and futures strategies will also depend on the availability of liquid markets in such instruments. "Options" above sets forth certain reasons why a liquid secondary market may not exist. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit, which could make it difficult or impossible to establish or liquidate positions. In addition, the exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instruments which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers).

Options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no clearing house performance guarantees. In addition, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

In order to assure that the Funds will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

PORTFOLIO TRADING: The Funds intend to fully manage their portfolios by buying and selling securities, as well as by holding securities to maturity. In managing the portfolio of each Fund, the Trust seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers, which may include use of the following strategies:

    (1) shortening the average maturity of a Fund's portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

    (2) lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize tax-exempt yield;

    (3) selling one type of debt security (e.g., revenue bonds) and buying another (e.g., general obligation bonds) when disparities arise in the relative values of each; and

    (4) changing from one debt security to an essentially similar debt security when their respective yields are distorted due to market factors.

  Distribution of gains, if any, realized from the sale of Municipal Obligations (as defined in the Prospectus) or other securities are subject to federal income taxes and state personal income taxes. (See "Taxation" in this SAI and "Tax Status" in the Prospectus.) The Trust cannot predict the annual portfolio turnover rate for any Fund, but it is anticipated that the annual turnover rate of a Fund generally should not exceed 200% (excluding turnover of obligations having a maturity of one year or less). A 200% annual turnover rate would occur, for example, if all the securities in a Fund's portfolio (excluding short-term obligations) were replaced twice in a period of a year. A high turnover rate may involve greater expenses to a Fund.

  SPECIAL FACTORS AFFECTING INVESTORS IN STATE OBLIGATIONS: Investors should be aware of special factors affecting investments in each State's Municipal Obligations. For a discussion of these special factors, which does not purport to be complete, see Appendix E to the Prospectus.

  INVESTMENT RESTRICTIONS -- The Trust has adopted the following restrictions which apply to each of the Funds and which cannot be changed with respect to any Fund without the approval of the holders of a majority of the shares of that Fund (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of that Fund (or the Trust or class, as applicable) or (ii) 67% or more of the outstanding shares of that Fund (or the Trust or class, as applicable) present at a meeting at which holders of more than 50% of the Fund's outstanding shares (or the Trust or class, as applicable) are represented in person or by proxy).

  The Trust may not, on behalf of any Fund:

    (1) borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that the Trust would borrow money on behalf of a Fund only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities) (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and payment of initial and variation margin in connection therewith are not considered a pledge of assets); (for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below);

    (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit on behalf of a Fund as may be necessary for the clearance of purchases and sales of securities and except that the Trust may make deposits on behalf of a Fund on margin in connection with Options, Futures Contracts and Options on Futures Contracts;

    (3) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of Futures or the writing (in the case of each Fund except the California Fund), purchasing and selling of puts, calls or combination thereof with respect to securities and Futures Contracts;

    (4) underwrite securities issued by other persons except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (5) make loans to other persons except by purchase of debt instruments consistent with a Fund's investment policies or except through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of a Fund's total assets will be invested in repurchase agreements maturing in more than seven days;

    (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except in connection with Futures Contracts, Options on Futures Contracts and, in the case of each Fund except the California Fund, options) in the ordinary course of business (the Trust reserves the freedom of action to hold for a Fund's portfolio and to sell real estate acquired as a result of that Fund's ownership of securities);

    (7) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by any Fund; or

    (8) issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

As a non-fundamental policy, each Fund will not knowingly invest in illiquid securities including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Fund's assets (taken at market value) would be invested in such securities. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegate), will not be subject to this 15% limitation.

In addition, the Trust has adopted the following operating policy for each Fund which is not fundamental and which may be changed without shareholder approval. The Trust may enter into repurchase agreements (a purchase of and a simultaneous commitment to resell a security at an agreed upon price on an agreed upon date) on behalf of a Fund (other than the California Fund) only with member banks of the Federal Reserve System and broker-dealers and only for U.S. Government securities. The Trust may enter into repurchase agreements on behalf of the California Fund with a vendor, which is usually a member bank of the Federal Reserve or a member firm (or a subsidiary thereof) of the Exchange, and only for U.S. Government securities. If the vendor of a repurchase agreement fails to pay the sum agreed to on the agreed upon delivery date, the Trust would have the right to sell the U.S. Government securities for that Fund, but might incur a loss in so doing and in certain cases may not be permitted to sell the U.S. Government securities. As noted in paragraph (5) above, the Trust may not invest more than 10% of the total assets of any Fund in repurchase agreements maturing in more than seven days.

STATE AND FEDERAL RESTRICTIONS: In order to comply with certain federal and state statutes and regulatory policies, as a matter of operating policy of the Trust, the Trust will not, on behalf of: (i) any Fund borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the portfolio of the Fund at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value)); (ii) any Fund (except the California Fund) invest more than 5% of the Fund's total assets at the time of investment in unsecured obligations of issuers which, including predecessors, controlling persons, general partners and guarantors, have a record of less than three years' continuous business operation or relevant business experience; (iii) any Fund (except the California Fund) purchase or retain in the Fund's portfolio any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, partner, officer or Director of the Adviser if, after the purchase of the securities of such issuer, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both; (iv) any Fund sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions; (v) any Fund invest for the purpose of exercising control or management; (vi) any Fund purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust will not purchase on behalf of any Fund the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Trust shall not purchase on behalf of any Fund securities issued by any open-end investment company; (vii) any Fund (except the California Fund) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in unmarketable securities (included under the 15% limit on investments in illiquid securities are OTC options, repurchase agreements maturing in more than seven days and unmarketable securities) or; (viii) any Fund (except the California Fund) purchase securities (other than bonds, notes, and obligations issued or guaranteed by the United States or any agency or instrumentality of the United States, which may be purchased without limitation) if as a result, at the close of any quarter in the Trust's taxable year, 25% or more of a Fund's total assets would be invested in securities of any one issuer. In addition, the Trust will not on behalf of the California Fund: (i) pledge, mortgage or hypothecate for any purpose in excess of 15% of such Fund's net assets (taken at market value); or (ii) invest more than 15% of such Fund's total assets (taken at the greater of cost or market value) in securities that are not readily marketable. These policies are not fundamental and may be changed by the Trust with respect to any Fund without shareholder approval in response to changes in the various state and federal requirements.

PERCENTAGE AND RATING RESTRICTIONS: Except for Investment Restriction
(1) and the non-fundamental investment policy regarding illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

3.  PERFORMANCE INFORMATION
TOTAL RATE OF RETURN: The Trust will calculate the total rate of return for each class of shares of a Fund for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the contingent deferred sales charge (the "CDSC") or maximum offering price) to reach the value of that investment at the end of the periods. The Trust may also calculate on behalf of each class of shares of a Fund (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge applicable to Class A shares (4.75% maximum), and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

Each Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which initially has a later inception date than another class of shares of a Fund is based both on (i) the performance of that Fund's newer class from its inception date and (ii) the performance of that Fund's oldest class from its inception date up to the class inception date of the newer class.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of each Fund's class of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of share bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Total rate of return quotations for each Class of each Fund are presented in Appendix A attached hereto under the heading "Performance Quotations."

PERFORMANCE RESULTS: The performance results presented in Appendix A attached hereto under the heading "Performance Results" assume an initial investment of $10,000 in Class A shares and cover the period from the initial public offering date of Class A shares, as indicated, to December 31, 1997. It has been assumed that dividends and capital gain distributions for each Fund were reinvested in additional shares. These performance results, as well as any yield, tax-equivalent yield, current distribution rate or total rate of return quotation provided by the Trust, on behalf of a Fund, and presented in Appendix A, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate performance quotations should be considered when comparing performance quotations of a Fund to performance quotations published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

YIELD: Any yield quotation for a class of shares of a Fund is based on the annualized net investment income per share of the Fund attributable to that class over a 30-day period. The yield for a class of shares of a Fund is calculated by dividing the net investment income per share allocated to that class earned during the period by the maximum offering price per share of that class of shares on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest earned by the Fund allocated to that class during the period, minus accrued expenses of that class for the period, by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The yield calculations for Class A shares assume a maximum sales charge of 4.75%. The yield calculations assume no CDSC is paid. Yield quotations for each class of each Fund are presented in Appendix A attached hereto under the heading "Performance Quotations."

TAX-EQUIVALENT YIELD: The tax-equivalent yield for a class of shares of a Fund is calculated by determining the rate of return that would have to be achieved on a fully taxable investment in such shares to produce the after-tax equivalent of the yield of that class. In calculating tax-equivalent yield, a Fund assumes certain federal tax brackets for shareholders and does not take into account state taxes. Tax-equivalent yield quotations for each class of each Fund are presented in Appendix A attached hereto under the heading "Performance Quotations."

CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 4.75%. The Fund's current distribution rate calculation for Class B and Class C shares assumes no CDSC is paid. Current distribution rate quotations for each class of each Fund are presented in Appendix A attached hereto under the heading "Performance Quotations."

GENERAL: From time to time each Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.

From time to time, the Funds may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

The Funds may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

From time to time the Funds may also discuss or quote their views of their distributor, investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(SM) program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.

      -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

      -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

      -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

      -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

      -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

      -- 1976 -- MFS Municipal Bond Fund is among the first municipal bond funds established.

      -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

      -- 1981 -- MFS World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

      -- 1984 -- MFS Municipal High Income Fund is the first mutual fund to seek high tax-free income from lower- rated municipal securities.

      -- 1986 -- MFS Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

      -- 1986 -- MFS Municipal Income Trust is the first closed- end, high-yield municipal bond fund traded on the New York Stock Exchange.

      -- 1987 -- MFS Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

      -- 1989 -- MFS Regatta becomes America's first non- qualified market-value-adjusted fixed/variable annuity.

      -- 1990 -- MFS World Total Return Fund is the first global balanced fund.

      -- 1993 -- MFS World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisors.

      -- 1993 -- MFS becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

4. DETERMINATION OF PUBLIC OFFERING PRICE AND NET ASSET VALUE; VALUATION OF PORTFOLIO SECURITIES
Descriptions of the manner in which the shares of the Funds are offered to the public, including the methods used in determining the public offering price of shares in each Fund, appear in the Prospectus under the heading "Purchases."

The net asset value per share of each class of shares of each Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to a class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. As described in the Prospectus, debt securities (other than short-term obligations) in each Fund's portfolio are valued on the basis of valuations furnished by a pricing service since such valuations are believed to reflect the fair value of such securities. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing service has been approved by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Other short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Positions in listed options, Options on Futures Contracts and Futures Contracts will normally be valued at the closing settlement price on the commodities exchange on which they are primarily traded. Portfolio securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

5.  MANAGEMENT OF THE TRUST
The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The Adviser is responsible for the investment management of the portfolio of each Fund, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES
RICHARD B. BAILEY* (born 9/14/26)
Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 1991)

MARSHALL N. COHAN (born 11/14/26)
Private Investor
Address: 2524 Bedford Mews Drive, Wellington, Florida

LAWRENCE H. COHN, M.D. (born 3/11/37)
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical
  School, Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
Edmund Gibbons Limited, Chief Executive Officer; Colonial Insurance Company,
  Ltd., Director and Chairman
Address: 21 Reid Street, Hamilton, Bermuda HM 12

ABBY M. O'NEILL (born 4/27/28)
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York

WALTER E. ROBB, III (born 8/18/26)
Benchmark Advisors, Inc. (financial consultants), President and Treasurer;
  Benchmark Consulting Group, Inc. (office services), President; CitiFunds and CitiSelect Folios (mutual funds), Trustee
Address: 110 Broad Street, Boston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, Chairman, Chief Executive Officer and President

J. DALE SHERRATT (born 9/23/38)
Insight Resources, Inc. (acquisition planning specialists), President;
  Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993)
Address: One Liberty Square, Boston, Massachusetts

WARD SMITH (born 9/13/30)
NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director; Society Corporation (bank holding company)
Address: 36080 Shaker Boulevard, Hunting Valley, Ohio

OFFICERS
GEOFFREY L. SCHECHTER,* Vice President (born 12/17/62)
Massachusetts Financial Services Company, Vice President

DANIEL E. McMANUS*, Assistant Vice President (born 2/15/61)
Massachusetts Financial Services Company, Assistant Vice President

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.,* Assistant Secretary and Assistant Clerk
  (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President

MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994).

ELLEN M. MOYNIHAN,* Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September
  1996); Deloitte & Touche LLP, Senior Manager (until September 1996).

----------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor. Mr. Shames, the Chairman and a Director of MFD, Mr. Scott, a Director of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life ").

The Trust pays, on behalf of the Funds, the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee for each Fund, of $833 per year plus $67 per meeting and per committee meeting attended together with out-of-pocket expenses, as incurred) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Scott and Shames. The Trust will accrue compensation expenses each year to cover current year's service and amortize past service cost.

Set forth below is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.

TRUSTEE COMPENSATION TABLES

                                                ALABAMA FUND
                                                                                             TOTAL TRUSTEES
                                                 RETIREMENT BENEFIT        ESTIMATED           FEES FROM
                               TRUSTEES FEE      ACCRUED AS PART OF      CREDITED YEARS           FUND
          TRUSTEE               FROM FUND        FUND'S EXPENSES(1)      OF SERVICE(2)         COMPLEX(3)
---------------------------    ------------      ------------------      --------------      --------------
Richard B. Bailey .........       $1,500                $429                   10               $242,022
Marshall N. Cohan .........        1,700                 660                   12                148,067
Lawrence H. Cohn ..........        1,433                 296                   18                123,917
J. David Gibbons ..........          450                 600                   12                129,842
Abby M. O'Neill ...........        1,500                 358                   10                129,842
Walter E. Robb, III .......        1,767                 413                    9                148,067
Arnold D. Scott ...........            0                   0                  N/A                      0
Jeffrey L. Shames .........            0                   0                  N/A                      0
J. Dale Sherratt ..........        1,833                 357                   20                184,067
Ward Smith ................        1,767                 446                   13                184,067

                                         ARKANSAS AND FLORIDA FUNDS
                                                                                             TOTAL TRUSTEES
                                                 RETIREMENT BENEFIT                            FEES FROM
                               TRUSTEES FEE       ACCRUED AS PART          ESTIMATED           FUNDS AND
                                FROM EACH             OF EACH            CREDITED YEARS           FUND
          TRUSTEE                  FUND          FUND'S EXPENSES(1)      OF SERVICE(2)         COMPLEX(3)
---------------------------    ------------      ------------------      --------------      --------------
Richard B. Bailey .........       $1,500                $429                   10               $242,022
Marshall N. Cohan .........        1,700                 495                   10                148,067
Lawrence H. Cohn ..........        1,433                 296                   18                123,917
J. David Gibbons ..........          450                 450                   10                129,842
Abby M. O'Neill ...........        1,500                 358                   10                129,842
Walter E. Robb, III .......        1,767                 413                    9                148,067
Arnold D. Scott ...........            0                   0                  N/A                      0
Jeffrey L. Shames .........            0                   0                  N/A                      0
J. Dale Sherratt ..........        1,833                 357                   20                184,067
Ward Smith ................        1,767                 446                   13                184,067

                                               CALIFORNIA FUND
                                                                                             TOTAL TRUSTEES
                                 TRUSTEES        RETIREMENT BENEFIT        ESTIMATED           FEES FROM
                                FEES FROM        ACCRUED AS PART OF      CREDITED YEARS           FUND
          TRUSTEE                  FUND          FUND'S EXPENSES(1)      OF SERVICE(2)         COMPLEX(3)
---------------------------    ------------      ------------------      --------------      --------------
Richard B. Bailey .........       $1,500                $773                   10               $242,022
Marshall N. Cohan .........        1,700                1,584                  14                148,067
Lawrence H. Cohn ..........        1,433                  556                  18                123,917
J. David Gibbons ..........          450                1,260                  13                129,842
Abby M. O'Neill ...........        1,500                  644                  10                129,842
Walter E. Robb, III .......        1,767                1,584                  17                148,067
Arnold D. Scott ...........            0                    0                 N/A                      0
Jeffrey L. Shames .........            0                    0                 N/A                      0
J. Dale Sherratt ..........        1,833                  660                  20                184,067
Ward Smith ................        1,767                  825                  13                184,067

                                         GEORGIA AND NEW YORK FUNDS
                                                                                             TOTAL TRUSTEES
                                                 RETIREMENT BENEFIT                            FEES FROM
                               TRUSTEES FEE       ACCRUED AS PART          ESTIMATED           FUNDS AND
                                FROM EACH             OF EACH            CREDITED YEARS           FUND
          TRUSTEE                  FUND          FUND'S EXPENSES(1)      OF SERVICE(2)         COMPLEX(3)
---------------------------    ------------      ------------------      --------------      --------------
Richard B. Bailey .........       $1,500                $429                   10               $242,022
Marshall N. Cohan .........        1,700                 825                   14                148,067
Lawrence H. Cohn ..........        1,433                 296                   18                123,917
J. David Gibbons ..........          450                 675                   13                129,842
Abby M. O'Neill ...........        1,500                 358                   10                129,842
Walter E. Robb, III .......        1,767                 825                   14                148,067
Arnold D. Scott ...........            0                   0                  N/A                      0
Jeffrey L. Shames .........            0                   0                  N/A                      0
J. Dale Sherratt ..........        1,833                 357                   20                184,067
Ward Smith ................        1,767                 446                   13                184,067

                                             MASSACHUSETTS FUND
                                                                                             TOTAL TRUSTEES
                                                 RETIREMENT BENEFIT        ESTIMATED           FEES FROM
                               TRUSTEES FEE      ACCRUED AS PART OF      CREDITED YEARS           FUND
          TRUSTEE               FROM FUND        FUND'S EXPENSES(1)      OF SERVICE(2)         COMPLEX(3)
---------------------------    ------------      ------------------      --------------      --------------
Richard B. Bailey .........       $1,500                $429                   10               $242,022
Marshall N. Cohan .........        1,700                 825                   17                148,067
Lawrence H. Cohn ..........        1,433                 296                   18                123,917
J. David Gibbons ..........          450                 675                   13                129,842
Abby M. O'Neill ...........        1,500                 358                   10                129,842
Walter E. Robb, III .......        1,767                 825                   17                148,067
Arnold D. Scott ...........            0                   0                  N/A                      0
Jeffrey L. Shames .........            0                   0                  N/A                      0
J. Dale Sherratt ..........        1,833                 357                   20                184,067
Ward Smith ................        1,767                 446                   13                184,067

                                  MARYLAND, NORTH CAROLINA, SOUTH CAROLINA,
                                      VIRGINIA AND WEST VIRGINIA FUNDS
                                                                                             TOTAL TRUSTEES
                                                 RETIREMENT BENEFIT                            FEES FROM
                               TRUSTEES FEE       ACCRUED AS PART          ESTIMATED           FUNDS AND
                                FROM EACH             OF EACH            CREDITED YEARS           FUND
          TRUSTEE                  FUND          FUND'S EXPENSES(1)      OF SERVICE(2)         COMPLEX(3)
---------------------------    ------------      ------------------      --------------      --------------
Richard B. Bailey .........       $1,500                $429                   10               $242,022
Marshall N. Cohan .........        1,700                 825                   14                148,067
Lawrence H. Cohn ..........        1,433                 296                   18                123,917
J. David Gibbons ..........          450                 675                   13                129,842
Abby M. O'Neill ...........        1,500                 358                   10                129,842
Walter E. Robb, III .......        1,767                 825                   17                148,067
Arnold D. Scott ...........            0                   0                  N/A                      0
Jeffrey L. Shames .........            0                   0                  N/A                      0
J. Dale Sherratt ..........        1,833                 357                   20                184,067
Ward Smith ................        1,767                 446                   13                184,067

                                     MISSISSIPPI AND PENNSYLVANIA FUNDS
                                                                                             TOTAL TRUSTEES
                                                 RETIREMENT BENEFIT                            FEES FROM
                               TRUSTEES FEE       ACCRUED AS PART          ESTIMATED           FUNDS AND
                                FROM EACH             OF EACH            CREDITED YEARS           FUND
          TRUSTEE                  FUND          FUND'S EXPENSES(1)      OF SERVICE(2)         COMPLEX(3)
---------------------------    ------------      ------------------      --------------      --------------
Richard B. Bailey .........       $1,500                $357                    9               $242,022
Marshall N. Cohan .........        1,700                 413                    9                148,067
Lawrence H. Cohn ..........        1,433                 296                   18                123,917
J. David Gibbons ..........          450                 375                    9                129,842
Abby M. O'Neill ...........        1,500                 358                   10                129,842
Walter E. Robb, III .......        1,767                 413                    9                148,067
Arnold D. Scott ...........            0                   0                  N/A                      0
Jeffrey L. Shames .........            0                   0                  N/A                      0
J. Dale Sherratt ..........        1,833                 357                   20                184,067
Ward Smith ................        1,767                 446                   13                184,067

                                               TENNESSEE FUND
                                                                                             TOTAL TRUSTEES
                                                 RETIREMENT BENEFIT        ESTIMATED           FEES FROM
                               TRUSTEES FEE      ACCRUED AS PART OF      CREDITED YEARS           FUND
          TRUSTEE               FROM FUND        FUND'S EXPENSES(1)      OF SERVICE(2)         COMPLEX(3)
---------------------------    ------------      ------------------      --------------      --------------
Richard B. Bailey .........       $1,500                $429                   10               $242,022
Marshall N. Cohan .........        1,700                 825                   14                148,067
Lawrence H. Cohn ..........        1,433                 296                   18                123,917
J. David Gibbons ..........          450                 675                   13                129,842
Abby M. O'Neill ...........        1,500                 358                   10                129,842
Walter E. Robb, III .......        1,767                 825                   14                148,067
Arnold D. Scott ...........            0                   0                  N/A                      0
Jeffrey L. Shames .........            0                   0                  N/A                      0
J. Dale Sherratt ..........        1,833                 357                   20                184,067
Ward Smith ................        1,767                 446                   13                184,067

ESTIMATED ANNUAL BENEFITS PAYABLE BY EACH FUND UPON RETIREMENT(4)

                                         YEARS OF SERVICE
      AVERAGE       ----------------------------------------------------------
    TRUSTEE FEES          3             5             7          10 OR MORE
------------------------------------------------------------------------------
       $1,290            $193          $322          $451          $  645
        1,435             215           359           502             718
        1,580             237           395           553             790
        1,726             259           431           604             863
        1,871             281           468           655             935
        2,016             302           504           706           1,008

------------
(1) For fiscal year ended March 31, 1998.
(2) Based on normal retirement age of 75. See the table below for the estimated annual benefits payable upon retirement by a Fund to a Trustee based on his or her estimated credited years of service.
(3) For calendar year 1997. All Trustees receiving compensation served as Trustees of 42 funds within the MFS Fund complex (having aggregate net assets at December 31, 1997, of approximately $19 billion) except Mr. Bailey, who served as Trustee of 69 funds within the MFS Fund complex (having aggregate net assets at December 31, 1997, of approximately $48 billion).
(4) Other funds in the MFS Fund complex provide similar retirement benefits to the Trustees.

As of July 1, 1998, officers and Trustees of the Trust owned less than 1% of the outstanding shares of any class of any Fund of the Trust.

Listed in the chart below are the name, address and percentage of ownership of each person who owns of record or is known by the Trust to own of record or beneficially five percent or more of any class of any Fund's outstanding securities as of July 1, 1998.

                                                                                 APPROXIMATE
                                                                 FUND               NUMBER          % OF
OWNER & ADDRESS                                               AND CLASS            OF SHARES        CLASS
---------------                                               ---------            ---------        -----

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Alabama
  Lake Drive, Jacksonville, Florida                          Class A               1,649,812        23.92%

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Alabama
  Lake Drive, Jacksonville, Florida                          Class B                 274,435        34.11

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Arkansas
  Lake Drive, Jacksonville, Florida                          Class A               2,275,168        17.86

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Arkansas
  Lake Drive, Jacksonville, Florida                          Class B                 250,563        33.48

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         California
  Lake Drive,  Jacksonville, Florida                         Class A               4,470,285        11.66

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         California
  Lake Drive, Jacksonville, Florida                          Class B               1,391,933        17.66%

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         California
  Lake Drive, Jacksonville, Florida                          Class C                 226,053        25.81

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Florida
  Lake Drive, Jacksonville, Florida                          Class A               1,003,141        13.38

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Florida
  Lake Drive, Jacksonville, Florida                          Class B                 366,411        21.70

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Georgia
  Lake Drive, Jacksonville, Florida                          Class A                 434,664         7.91

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Georgia
  Lake Drive, Jacksonville, Florida                          Class B                 271,871        25.32

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Maryland
  Lake Drive, Jacksonville, Florida                          Class A               1,007,223         8.99

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Maryland
  Lake Drive,  Jacksonville, Florida                         Class B                 150,240         7.74

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Massachusetts
  Lake Drive, Jacksonville, Florida                          Class A               2,837,739        13.41

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Massachusetts
  Lake Drive, Jacksonville, Florida                          Class B                 192,106        10.68

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Mississippi
  Lake Drive, Jacksonville, Florida                          Class A                 926,219        14.00

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Mississippi
  Lake Drive, Jacksonville, Florida                          Class B                 295,775        27.66

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         New York
  Lake Drive, Jacksonville, Florida                          Class A               1,079,923        10.42

Merrill Lynch Pierce Fenner & Smith, Inc., P.O. Box          New York
  45286, Jacksonville, Florida                               Class B                 265,213        10.95

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         North Carolina
  Lake Drive, Jacksonville, Florida                          Class B                 229,326         5.94

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         North Carolina
  Lake Drive, Jacksonville, Florida                          Class C                 118,257        15.75

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Pennsylvania
  Lake Drive, Jacksonville, Florida                          Class B                 246,861        11.88

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         South Carolina
  Lake Drive, Jacksonville, Florida                          Class A                 805,574         6.80

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         South Carolina
  Lake Drive, Jacksonville, Florida                          Class B                 258,403        10.90

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Tennessee
  Lake Drive, Jacksonville, Florida                          Class A                 967,858         9.82%

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Tennessee
  Lake Drive, Jacksonville, Florida                          Class B                 260,486        15.06

Smith Barney Inc.,                                           Tennessee
  388 Greenwich Street                                       Class B
  New York, NY                                                                        94,097         5.44

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Virginia
  Lake Drive, Jacksonville, Florida                          Class A               2,300,473         7.24

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Virginia
  Lake Drive, Jacksonville, Florida                          Class B                 762,860        26.90

Robert E. Hawkins,                                           Virginia
  Lynchburg, Virginia                                        Class C                  18,456         5.95

Martha Scott                                                 Virginia
  Springfield, VA                                            Class C                  21,042         6.78

Gerald/Alice Stahr                                           Virginia
  Springfield, VA                                            Class C                  31,238        10.07

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer         Virginia
  Lake Drive, Jacksonville, Florida                          Class C                  32,795        10.57

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or by a reasonable determination pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life. The Prospectus contains information with respect to the management of the Adviser and to the investment companies for which MFS serves as investment adviser.

The Adviser manages the assets of the Alabama, Georgia, Maryland, Massachusetts, New York, North Carolina, South Carolina, Tennessee, Virginia and West Virginia Funds pursuant to an Investment Advisory Agreement, dated August 24, 1984. The Adviser manages the assets of the Arkansas and Florida Funds pursuant to separate Investment Advisory Agreements, each dated February 1, 1992. The Adviser manages the assets of the Mississippi Fund pursuant to an Investment Advisory Agreement, dated August 1, 1992. The Adviser manages the assets of the Pennsylvania Fund pursuant to an Investment Advisory Agreement, dated February 1, 1993. The Adviser manages the assets of the California Fund pursuant to an Investment Advisory Agreement dated September 1, 1993. (Each of these Investment Advisory Agreements are referred to herein as the "Advisory Agreements.") Under the Advisory Agreements, the Adviser provides each Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for each Fund. For these services the Adviser receives a management fee from each Fund computed and paid monthly at the annual rate of 0.55% of the average daily net assets of the Fund for its then-current fiscal year. The Adviser has voluntarily reduced the management fee for an indefinite period with respect to the Funds. See "Management of the Trust -- Investment Adviser" in the Prospectus.

For the Trust's fiscal years ended March 31, 1998, March 31, 1997 and March 31, 1996, MFS received the following aggregate advisory fees and MFS waived the following advisory fees, in whole or in part, for the same periods:

For the fiscal year ended March 31, 1998:

                                               ADVISORY FEES       ADVISORY FEES
                                                RECEIVED BY          WAIVED BY
FUND                                               MFS(1)               MFS
----                                            -----------         ------------

Alabama .................................        $  406,678          $ 55,426
Arkansas ................................           706,877            95,452
California ..............................         1,492,065           407,800
Florida .................................           459,188            63,152
Georgia .................................           390,188            71,098
Maryland ................................           657,155           146,404
Massachusetts ...........................         1,141,991           254,419
Mississippi .............................           371,239            50,559
New York ................................           710,454            96,880
North Carolina ..........................         1,927,622           429,491
Pennsylvania ............................           149,076            70,220
South Carolina ..........................           786,867           175,283
Tennessee ...............................           565,280           125,923
Virginia ................................         1,849,480           412,175
West Virginia ...........................           692,403            96,657

For the fiscal year ended March 31, 1997:

                                               ADVISORY FEES       ADVISORY FEES
                                                RECEIVED BY          WAIVED BY
FUND                                               MFS(1)               MFS
----                                            -----------         ------------

Alabama .................................        $  477,327             N/A
Arkansas ................................           908,167             N/A
California ..............................         1,156,144          $432,694
Florida .................................           549,091             N/A
Georgia .................................           361,309            48,303
Maryland ................................           716,338            97,218
Massachusetts ...........................         1,244,262           169,487
Mississippi .............................           455,195             N/A
New York ................................           856,664             N/A
North Carolina ..........................         2,129,831           288,877
Pennsylvania ............................            43,590           192,560
South Carolina ..........................           864,108           116,415
Tennessee ...............................           599,164            82,026
Virginia ................................         2,093,440           284,139
West Virginia ...........................           800,535             N/A

For the fiscal year ended March 31, 1996:

                                               ADVISORY FEES       ADVISORY FEES
                                                RECEIVED BY          WAIVED BY
FUND                                               MFS(1)               MFS
----                                            -----------         ------------

Alabama .................................        $  500,417             N/A
Arkansas ................................         1,060,604             N/A
California ..............................         1,225,235          $457,078
Florida .................................           536,315            38,724
Georgia .................................           458,694             N/A
Maryland ................................           863,230             N/A
Massachusetts ...........................         1,484,656             N/A
Mississippi .............................           384,073           113,594
New York ................................           934,490             N/A
North Carolina ..........................         2,550,849             N/A
Pennsylvania ............................            39,790           177,800
South Carolina ..........................         1,031,063             N/A
Tennessee ...............................           697,496             N/A
Virginia ................................         2,540,788             N/A
West Virginia ...........................           795,243             N/A

(1) After any applicable fee reduction.

The Adviser pays the compensation of the officers of the Trust and of any Trustee who is an officer of MFS. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the investments of the Funds and effecting the portfolio transactions of the Funds. See "Expenses" in the Prospectus for a description of expenses paid by the Trust and reimbursement arrangements in effect between the Adviser and the Trust.

The Advisory Agreements will remain in effect until August 1, 1999 and will continue in effect thereafter with respect to any Fund only if such continuance is specifically approved at least annually by the Trustees or by vote of the holders of a majority of the shares of that Fund (as defined in "Investment Restrictions" above) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreements terminate automatically if they are assigned and may be terminated without penalty by vote of the holders of a majority of the shares of that Fund (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreements provide that if MFS ceases to serve as the Adviser for each Fund of the Trust, the Trust will change its name so as to delete the term "MFS." The Advisory Agreements further provide that MFS may render similar services to others and may permit investment company clients in addition to the Trust to use the term "MFS" in their names. The Advisory Agreements also provide that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Trust, except for wilful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreements.

ADMINISTRATOR
MFS provides each Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, each Fund pays MFS an administrative fee of up to 0.015% per annum of such Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the periods ended March 31, 1998 and 1997, MFS received the following amounts under the Master Administrative Services Agreement from the Funds:

                                                FEES RECEIVED BY MFS
                                         ----------------------------------
                                                                  FOR
                                            FOR THE          MARCH 1, 1997
                                           YEAR ENDED           THROUGH
FUND                                     MARCH 31, 1998      MARCH 31, 1997
----                                     --------------      --------------
Alabama                                     $11,875              $1,119
Arkansas                                     20,632               2,041
California                                   38,331               3,698
Florida                                      13,397               1,271
Georgia                                      10,002                 924
Maryland                                     20,597               1,917
Massachusetts                                35,807               3,335
Mississippi                                  10,839               1,033
New York                                     20,744               1,978
North Carolina                               60,449               5,652
Pennsylvania                                  5,618                 486
South Carolina                               24,661               2,269
Tennessee                                    17,714               1,627
Virginia                                     58,011               5,513
West Virginia                                20,233               1,895

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Trust's assets. The Custodian's responsibilities include safekeeping and controlling the Trust's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Trust's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of each Fund. The Custodian does not determine the investment policies of the Trust or decide which securities the Trust will buy or sell. The Trust may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also serves as the dividend disbursing agent of the Trust.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc., a wholly owned subsidiary of MFS (the "Shareholder Servicing Agent"), is the Trust's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement, effective August 1, 1985 (the "Agency Agreement") with the Trust. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records, in connection with the issuance, transfer and redemption of each class of shares of each Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of each Fund at an annual rate of 0.1125%. In addition, the Shareholder Servicing Agent will be reimbursed by the Trust for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Trust.

State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Trust, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend disbursing agent functions for the Trust.

DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of each Fund pursuant to a Distribution Agreement dated January 1, 1995 (the "Distribution Agreement") with the Trust. Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling shares of the Trust to dealers. The public offering price of Class A shares of each Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of Class A shares of each Fund is calculated by dividing the net asset value of a Class A share of such Fund by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of each Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI)

Class A shares of each Fund may be sold at their net asset value to certain persons and in certain instances, as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Trust have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The commission paid to the distributor is the difference between the total amount invested and the sum of (a) the net proceeds to a Fund and (b) the dealer commission. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD pays a commission on purchases of $1 million or more as described in the Prospectus.

CLASS B AND CLASS C SHARES: MFD acts as agent in selling Class B and Class C shares of the Trust. The public offering price of Class B and Class C shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus).

GENERAL: On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares. Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change.

See Appendix B attached hereto for information regarding the amount of sales charges received by MFD, dealers, banks and certain other financial institutions.

The Distribution Agreement will remain in effect until August 1, 1999 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the applicable Fund's shares and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

6.  TAXATION
Each Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including the requirements as to the nature of each Fund's gross income, the amount of each Fund's distributions (as a percentage of both the Fund's overall income and its tax-exempt income) and the composition of the Fund's portfolio assets. Because each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any Fund will be required to pay any federal income or excise taxes. If any Fund should fail to qualify as a "regulated investment company" in any year, such Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

The portion of a Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of a tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. The percentage of income designated as tax-exempt will be applied uniformly to all distributions by a Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from a Fund on their federal income tax returns.

A Fund may also recognize some net investment income that is not tax-exempt as well as capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income taxes, and any state or local taxes, on the non-exempt interest dividends and capital gain distributions they receive from a Fund; however, the Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. That portion of net investment income distributions not designated as exempt-interest dividends and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Because each Fund expects to earn primarily tax-exempt interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Such capital gains will generally be taxable to shareholders as if the shareholders had directly realized gains from the same sources from which they were realized by the Fund. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. Each Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution of net capital gains or net short-term capital gains will have the effect of reducing the per share net asset value of shares in a Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Interest on indebtedness incurred by shareholders or to purchase or carry shares of a Fund will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of a Fund.

In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss; a long-term capital gain realized by an individual, estate or trust may be eligible for reduced tax rates if the shares were held for more than 18 months. However, any loss realized upon a disposition of shares in a Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of a Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

Each Fund's current dividend and accounting policies will affect the amount, timing and character of distributions to shareholders, and may under certain circumstances make an economic return of capital taxable to shareholders. Any investment in zero coupon bonds, deferred interest bonds and certain securities purchased at a market discount will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

A Fund's transactions in options, Futures Contracts and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles" and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund will limit its activities in options, Futures Contracts and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from a Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

As long as it qualifies as a regulated investment company under the Code, no Fund will be required to pay Massachusetts income or excise taxes.

Distributions of a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. Each Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in any Fund.

The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority. Some states do exempt from tax that portion of the exempt-interest dividend which represents interest received by a regulated investment company on its holdings of tax-exempt securities of that state and its political subdivisions and instrumentalities. Therefore, each Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year from Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption of exempt-interest dividends under applicable state and local laws.

7.  SHAREHOLDER SERVICES
INVESTMENT AND WITHDRAWAL PROGRAMS -- The Trust makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Trust.

  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of a Fund alone or in combination with shares of any class of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of such Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase of Class A shares will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of a Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month (or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares with a current offering price value of $75,000 and purchases an additional $25,000 of Class A shares of a Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

  SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

  DISTRIBUTION INVESTMENT PROGRAM: Distributions of net investment income and capital gains made by a Fund with respect to a particular class of shares may be automatically invested in the same class of shares of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Option should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of the establishment of the SWP. SWP payments are drawn from the proceeds of the redemption of shares held in the shareholder's account (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order:
(i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares";
(iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to the CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividends and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of a Fund at the net asset value in effect at the close of business on the last day of the month for such distributions. To initiate this service, shares generally having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of a Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Trust with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Trust ceases to assume the cost of these services. The Trust may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of a Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Trust.

  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds (if available for sale) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of transfers (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing --signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

  INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Trust directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

  REINSTATEMENT PRIVILEGE: Shareholders of each Fund and shareholders of the other MFS Funds (except the MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of shares reinvested in the MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange such shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of Class C shares and certain Class A shares, such CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

  EXCHANGE PRIVILEGE: Subject to the requirements set forth below, some or all of the shares of any Fund for which payment has been received by the Fund (i.e. an established account) may be exchanged for shares of the same class of any other Fund or any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares), at their net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing, signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 (except that the minimum is $50 for accounts of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of the shares of the same class of the other Fund or the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. If the Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the restrictions set forth above have been complied with at that time. However, payment of the redemption proceeds by the Trust, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Trust determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the restrictions set forth above. No more than five exchange requests may be made in any one telephone Exchange Request.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers, or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except the MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund for shares acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of any Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each Fund may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Except as noted below, shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:

  Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

  Simplified Employee Pension (SEP-IRA) Plans;

  Retirement Plans qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended;

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

  Certain other qualified pension and profit-sharing plans.

The plan documents and forms provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.

8.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Trust presently has 16 series of shares and has reserved the right to create additional series of shares. In addition to the Funds described in this SAI, the Trust offers shares of MFS Municipal Income Fund pursuant to a separate prospectus and statement of additional information. Each share of a class of a series represents an equal proportionate interest in that series with each other share of that series subject to any expenses attributable to that class. The shares of a class of each series participate equally in the earnings, dividends and assets of the particular series subject to any expenses attributable to that class. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion to Class B Shares" in the Prospectus). Shares when issued are fully paid and non-assessable. Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees. Shareholders of each series would be entitled to share pro rata in the net assets of that series available for distribution to shareholders should the Trust or that series be liquidated. Any series may be terminated
(i) upon the merger or consolidation of the series with another organization or upon the sale of all or substantially all of its assets to another open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the series, except that if the Trustees recommend such merger, consolidation or sale of assets, the approval by vote of the holders of a majority of the shares of the series (as defined in "Investment Restrictions" above) will be sufficient, or (ii) upon liquidation and distribution of the assets of the series, if approved by the vote of the holders of a majority of the shares of the series (as defined in "Investment Restrictions" above) or by the Trustees. Unless each series is so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

9.  PORTFOLIO TRANSACTIONS
Specific decisions to purchase or sell securities for each Fund are made by employees of the Adviser, who are appointed and supervised by its senior officers. Changes in each Fund's investments are reviewed by the Board of Trustees. A Fund's portfolio manager may serve other Funds and other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. Municipal Obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. Securities firms may receive brokerage commissions on transactions involving futures. The Adviser attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Fund. The Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving Futures Contracts or Options on Futures Contracts. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of each Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Trust's portfolio transactions. Also, subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser.

In certain instances there may be securities which are suitable for a Fund as well as that of another Fund or one or more other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Trust and for such other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as any Fund is concerned. In some cases, however, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

10.  DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares, (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit each Fund and the respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Fund and each class of shares offered by each Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of each Fund. Such an increase may reduce each Fund's expense ratio to the extent that each Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid:
(i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Funds. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment.

GENERAL: The Distribution Plan will remain in effect until August 1, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between each Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the relevant Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the relevant Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in any of the Distribution Plans or in any related agreement.

Appendix C attached hereto contains information concerning amounts paid with respect to each Class of shares of each Fund under the Distribution Plan for the fiscal year ended March 31, 1998.

11.  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
Deloitte & Touche LLP are the Funds' independent auditors, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

For each Fund, the Portfolios of Investments at March 31, 1998, the Statements of Assets and Liabilities at March 31, 1998, the Statements of Operations for the year ended March 31, 1998, the Statements of Changes in Net Assets for the years ended March 31, 1998 and March 31, 1997, the Notes to Financial Statements and the Reports of Independent Auditors, each of which is included in the Annual Reports to shareholders of the Trust, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing. A copy of the Funds' Annual Reports accompany this SAI.

                                  APPENDIX A

                      PERFORMANCE RESULTS AND QUOTATIONS

The performance results and quotations below should not be considered as representative of the performance of any Fund in the future since the net asset value and public offering price of shares of the Funds will vary. See "Performance Information" above.

                             PERFORMANCE RESULTS

                                CLASS A SHARES

                              VALUE OF        VALUE OF      VALUE OF
                           INITIAL $10,000  CAPITAL GAIN   REINVESTED   TOTAL
YEAR ENDED                   INVESTMENT     DISTRIBUTIONS  DIVIDENDS    VALUE
----------                   ----------     -------------  ---------    -----

                                 ALABAMA FUND
December 31, 1990(1)           $ 9,620          $  0        $   516    $10,136
December 31, 1991                9,990            66          1,270     11,326
December 31, 1992               10,250            81          1,996     12,327
December 31, 1993               10,920           110          2,848     13,878
December 31, 1994                9,840           130          3,250     13,220
December 31, 1995               10,840           144          4,361     15,345
December 31, 1996               10,580           267          5,057     15,904
December 31, 1997               10,840           465          6,051     17,356

                                 ARKANSAS FUND
December 31, 1992(2)           $ 9,780          $  0        $   549    $10,329
December 31, 1993               10,400             2          1,209     11,611
December 31, 1994                9,200            49          1,659     10,908
December 31, 1995               10,040            53          2,447     12,540
December 31, 1996                9,850            52          3,036     12,938
December 31, 1997               10,210            54          3,836     14,100

                               CALIFORNIA FUND
December 31, 1988              $ 9,921          $  0        $   645    $10,566
December 31, 1989               10,234             0          1,371     11,605
December 31, 1990               10,214             0          2,136     12,350
December 31, 1991               10,683            40          3,151     13,874
December 31, 1992               10,937            60          4,145     15,142
December 31, 1993               11,542           121          5,428     17,091
December 31, 1994               10,019           119          5,575     15,713
December 31, 1995               11,171           132          7,240     18,543
December 31, 1996               10,898           129          8,060     19,087
December 31, 1997               11,367           135          9,454     20,956

                                 FLORIDA FUND
December 31, 1992(2)           $ 9,800          $  0        $   547    $10,347
December 31, 1993               10,540            25          1,322     11,887
December 31, 1994                9,020            96          1,727     10,843
December 31, 1995               10,150           108          2,615     12,873
December 31, 1996                9,840           105          3,201     13,146
December 31, 1997               10,140           108          4,007     14,255

                                 GEORGIA FUND
December 31, 1988(3)           $ 9,690          $  0        $   211    $ 9,901
December 31, 1989                9,860            20            919     10,799
December 31, 1990                9,790            44          1,638     11,472
December 31, 1991               10,270            78          2,539     12,887
December 31, 1992               10,480            80          3,373     13,933
December 31, 1993               11,210            86          4,425     15,721
December 31, 1994                9,860           121          4,659     14,640
December 31, 1995               10,840           133          5,989     16,962
December 31, 1996               10,540           129          6,697     17,366
December 31. 1997               11,010           135          7,960     19,105

                                MARYLAND FUND
December 31, 1988              $ 9,889          $  0        $   668    $10,557
December 31, 1989               10,110             7          1,390     11,507
December 31, 1990               10,073            15          2,147     12,235
December 31, 1991               10,388            40          3,112     13,540
December 31, 1992               10,462            59          3,996     14,517
December 31, 1993               10,841           139          5,045     16,025
December 31, 1994                9,602           179          5,263     15,044
December 31, 1995               10,489           196          6,634     17,319
December 31, 1996               10,249           192          7,345     17,786
December 31, 1997               10,656           199          8,572     19,427

                              MASSACHUSETTS FUND
December 31, 1988              $ 9,814          $  0        $   703    $10,517
December 31, 1989                9,907             0          1,452     11,359
December 31, 1990                9,851             0          2,246     12,097
December 31, 1991               10,296             0          3,300     13,596
December 31, 1992               10,481             0          4,272     14,753
December 31, 1993               10,806           228          5,371     16,405
December 31, 1994                9,582           244          5,653     15,479
December 31, 1995               10,509           268          7,185     17,962
December 31, 1996               10,240           261          7,958     18,459
December 31, 1997               10,574           269          9,253     20,096

                               MISSISSIPPI FUND
December 31, 1992(5)           $ 9,290          $  0        $   205    $ 9,495
December 31, 1993                9,930             0            812     10,742
December 31, 1994                8,660            28          1,287      9,975
December 31, 1995                9,650            31          2,085     11,766
December 31, 1996                9,490            31          2,663     12,184
December 31, 1997                9,890            32          3,422     13,344

                                NEW YORK FUND
December 31, 1988(3)           $ 9,740          $  0        $   189    $ 9,929
December 31, 1989                9,910            80            904     10,894
December 31, 1990                9,820            80          1,652     11,552
December 31, 1991               10,370           148          2,612     13,130
December 31, 1992               10,670           194          3,558     14,422
December 31, 1993               11,270           248          4,813     16,331
December 31, 1994                9,970           290          5,067     15,327
December 31, 1995               11,050           322          6,528     17,900
December 31, 1996               10,780           314          7,285     18,379
December 31, 1997               11,280           329          8,606     20,215

                             NORTH CAROLINA FUND
December 31, 1988              $ 9,770          $  0        $   679    $10,449
December 31, 1989                9,991             0          1,411     11,402
December 31, 1990                9,911            52          2,161     12,124
December 31, 1991               10,238           112          3,104     13,454
December 31, 1992               10,335           113          3,953     14,401
December 31, 1993               10,847           126          4,979     15,952
December 31, 1994                9,549           236          5,155     14,940
December 31, 1995               10,547           260          6,562     17,369
December 31, 1996               10,379           256          7,339     17,974
December 31, 1997               10,767           266          8,561     19,594

                              PENNSYLVANIA FUND
December 31, 1993(4)           $10,050          $  0        $   488    $10,538
December 31, 1994                8,780            36            979      9,795
December 31, 1995                9,680            40          1,727     11,447
December 31, 1996                9,410            39          2,338     11,787
December 31, 1997                9,820            40          3,114     12,974

                             SOUTH CAROLINA FUND
December 31, 1988              $ 9,850          $  0        $   715    $10,565
December 31, 1989               10,079             0          1,447     11,526
December 31, 1990               10,017            56          2,189     12,262
December 31, 1991               10,386           114          3,138     13,638
December 31, 1992               10,501           170          3,997     14,668
December 31, 1993               11,134           198          5,065     16,397
December 31, 1994                9,885           280          5,303     15,468
December 31, 1995               10,879           308          6,740     17,927
December 31, 1996               10,633           301          7,498     18,432
December 31, 1997               11,029           312          8,752     20,093
                                TENNESSEE FUND
December 31, 1988(6)           $ 9,650          $  0        $   117    $ 9,767
December 31, 1989                9,900             0            821     10,721
December 31, 1990                9,850            20          1,531     11,401
December 31, 1991               10,140            82          2,379     12,601
December 31, 1992               10,320           103          3,198     13,621
December 31, 1993               10,840           108          4,141     15,089
December 31, 1994                9,840           113          4,520     14,473
December 31, 1995               10,710           123          5,782     16,615
December 31, 1996               10,470           120          6,503     17,093
December 31, 1997               10,930           126          7,716     18,772

                                VIRGINIA FUND
December 31, 1988              $ 9,881          $  0        $   710    $10,591
December 31, 1989               10,109             0          1,476     11,585
December 31, 1990               10,100             0          2,272     12,372
December 31, 1991               10,464             0          3,265     13,729
December 31, 1992               10,573             4          4,170     14,747
December 31, 1993               10,909           241          5,213     16,363
December 31, 1994                9,590           279          5,402     15,271
December 31, 1995               10,609           309          6,907     17,825
December 31, 1996               10,245           298          7,588     18,131
December 31, 1997               10,600           309          8,826     19,735

                              WEST VIRGINIA FUND
December 31, 1988              $ 9,869          $  0        $   761    $10,630
December 31, 1989               10,083             0          1,530     11,613
December 31, 1990               10,102             0          2,325     12,427
December 31, 1991               10,455             9          3,325     13,789
December 31, 1992               10,604            16          4,250     14,870
December 31, 1993               11,124           127          5,387     16,638
December 31, 1994                9,953           134          5,669     15,756
December 31, 1995               10,845           146          7,127     18,118
December 31, 1996               10,641           143          7,946     18,730
December 31, 1997               10,985           148          9,219     20,352

------------

(1) Based on initial investment made on February 1, 1990, the initial public offering date of Class A shares.
(2) Based on initial investment made on February 3, 1992, the initial public offering date of Class A shares.
(3) Based on initial investment made on June 6, 1988, the initial public offering date of Class A shares.
(4) Based on initial investment made on February 1, 1993, the initial public offering date of Class A shares.
(5) Based on initial investment made on August 6, 1992, the initial public offering date of Class A shares.
(6) Based on initial investment made on August 12, 1988, the initial public offering date of Class A shares.

EXPLANATORY NOTES:
The results in the table assume that income dividends and capital gain distributions were invested in additional shares. The results also assume that the initial investment in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for any income taxes, if any, payable by shareholders.

                            PERFORMANCE QUOTATIONS


All performance quotations are as of March 31, 1998.
                                                                                   ACTUAL
                         AVERAGE ANNUAL TOTAL RETURNS    ACTUAL                 TAX EQUIVALENT     TAX EQUIVALENT
                        -----------------------------    30-DAY      30-DAY      30-DAY YIELD       30-DAY YIELD
                                           10 YEAR        YIELD        YIELD       (INCLUDING          (WITHOUT
                                              OR        (INCLUDING   (WITHOUT     ANY WAIVERS)       ANY WAIVERS)        CURRENT
                                           LIFE OF         ANY          ANY     --------------      --------------     DISTRIBUTION
        FUND           1 YEAR   5 YEAR     FUND(1)       WAIVERS)    WAIVERS)    TAX BRACKETS:      TAX BRACKETS:         RATE
--------------------   ------   ------     -------      ----------   --------   --------------      --------------     -----------
                                                                                  28%      31%       28%      31%
                                                                                  ---      ---       ---      ---
Alabama Fund Class A
 with sales charge .    4.51%   5.36%       7.11%         4.46%       4.37%      6.19%     6.46%     6.07%    6.33%      4.88%
Alabama Fund Class A
 without sales
 charge ............    9.72    6.39        7.75           --          --         --        --        --       --         --
Alabama Fund Class B
 with CDSC .........    4.91    5.27(2)     7.22(2)        --          --         --        --        --       --         --
Alabama Fund Class B
 without CDSC ......    8.91    5.61(2)     7.22(2)       3.92        3.82       5.44      5.68      5.31     5.54       4.37

Arkansas Fund Class
 A with sales charge    4.83    4.66        5.90          4.65        4.56       6.46      6.74      6.33     6.61       4.68
Arkansas Fund Class
 A without sales
 charge ............   10.06    5.69        6.74           --          --         --        --        --       --         --
Arkansas Fund Class
 B with CDSC .......    5.18    4.47(2)     5.96(2)        --          --         --        --        --       --         --
Arkansas Fund Class
 B without CDSC ....    9.18    4.82(2)     5.96(2)       3.81        3.70       5.29      5.52      5.14     5.36       4.11

California Fund
 Class A with sales
 charge ............    6.21    4.93        7.54          4.35        4.21       6.04      6.30      5.85     6.10       4.74
California Fund
 Class A without
 sales charge ......   11.51    5.96        8.06           --          --         --        --        --       --         --
California Fund
 Class B with CDSC .    6.62    4.71(2)     7.61(2)        --          --         --        --        --       --         --
California Fund
 Class B without
 CDSC ..............   10.62    5.07(2)     7.61(2)       3.82        3.67       5.31      5.54      5.10     5.32       4.18
California Fund
 Class C with CDSC .    9.39    5.07(3)     7.61(3)        --          --         --        --        --       --         --
California Fund
 Class C without
 CDSC ..............   10.39    5.07(3)     7.61(3)       3.65        3.50       5.07      5.29      4.86     5.07       3.99

Florida Fund Class A
 with sales charge .    4.93    4.75        6.07          4.63        4.54       6.43      6.71      6.31     6.58       4.74
Florida Fund Class A
 without sales
 charge ............   10.16    5.78        6.91           --          --         --        --        --       --         --
Florida Fund Class B
 with CDSC .........    5.18    4.51(2)     6.09(2)        --          --         --        --        --       --         --
Florida Fund Class B
 without CDSC ......    9.18    4.87(2)     6.09(2)       4.07        3.97       5.65      5.90      5.51     5.75       4.18

Georgia Fund Class A
 with sales charge .    5.74    4.81        6.89          4.60        4.50       6.39      6.67      6.25     6.52       4.82
Georgia Fund Class A
 without sales
 charge ............   11.02    5.83        7.43           --          --         --        --        --       --         --
Georgia Fund Class B
 with CDSC .........    6.19    4.71(2)     6.98(2)        --          --         --        --        --       --         --
Georgia Fund Class B
 without CDSC ......   10.19    5.06(2)     6.98(2)       4.10        4.00       5.69      5.94      5.56     5.80       4.32

Maryland Fund Class
 A with sales charge    5.31    4.40        6.64          4.39        4.30       6.10      6.36      5.47     6.23       4.58
Maryland Fund Class
 A without sales
 charge ............   10.57    5.42        7.16           --          --         --        --        --       --         --
Maryland Fund Class
 B with CDSC .......    5.96    4.40(2)     6.82(2)        --          --         --        --        --       --         --
Maryland Fund Class
 B without CDSC ....    9.96    4.75(2)     6.82(2)       3.95        3.85       5.49      5.72      5.35     5.58       4.16

Massachusetts Fund
 Class A with sales
 charge.............    4.76    4.71        7.00          4.63        4.53       6.43      6.71      6.29     6.57       4.92
Massachusetts Fund
 Class A without
 sales charge.......    9.99    5.73        7.52           --          --         --        --        --       --         --
Massachusetts Fund
 Class B with CDSC .    5.25    4.72(2)     7.18(2)        --          --         --        --        --       --         --
Massachusetts Fund
 Class B without
 CDSC ..............    9.25    5.07(2)     7.18(2)       4.17        4.07       5.79      6.04      5.65     5.90       4.49

Mississippi Fund
 Class A with sales
 charge ............    5.74    5.47        5.45          4.66        4.56       6.47      6.75      6.33     6.61       4.64
Mississippi Fund
 Class A without
 sales charge ......   11.02    6.50        6.36           --          --         --        --        --       --         --
Mississippi Fund
 Class B with CDSC .    6.15    5.32(2)     5.40(2)        --          --         --        --        --       --         --
Mississippi Fund
 Class B without
 CDSC ..............   10.15    5.67(2)     5.55(2)       4.14        4.04       5.75      6.00      5.61     5.86       4.11

New York Fund Class
 A with sales charge    6.29    5.22        7.55          4.56        4.46       6.33      6.61      6.19     6.46       4.63
New York Fund Class
 A without sales
 charge ............   11.59    6.25        8.08           --          --         --        --        --       --         --
New York Fund Class
 B with CDSC .......    6.78    5.12(2)     7.63(2)        --          --         --        --        --       --         --
New York Fund Class
 B without CDSC ....   10.78    5.46(2)     7.63(2)       4.03        3.93       5.60      5.84      5.46     5.70       4.13

North Carolina Fund
 Class A with sales
 charge ............    5.12    4.77        6.78          4.40        4.30       6.11      6.38      5.97     6.23      4.60
North Carolina Fund
 Class A without
 sales charge.......   10.36    5.80        7.30           --          --         --        --        --       --         --
North Carolina Fund
 Class B with CDSC .    5.75    4.77(2)     6.95(2)        --          --         --        --        --       --         --
North Carolina Fund
 Class B without
 CDSC ..............    9.75    5.12(2)     6.95(2)       3.98        3.88       5.53      5.77      5.39     5.62       4.19
North Carolina Fund
 Class C with CDSC .    8.75    5.19(3)     6.99(3)        --          --         --        --        --       --         --
North Carolina Fund
 Class C without
 CDSC ..............    9.75    5.19(3)     6.99(3)       3.96        3.86       5.50      5.74      5.36     5.59       4.19

Pennsylvania Fund
 Class A with sales
 charge ............    6.35    5.66        5.42          4.68        4.16       6.50      6.78      5.78     6.03       4.84
Pennsylvania Fund
 Class A without
 sales charge.......   11.65    6.69        6.42           --          --         --        --        --       --         --
Pennsylvania Fund
 Class B with CDSC .    6.76    5.54(2)     5.35(2)        --          --         --        --        --       --         --
Pennsylvania Fund
 Class B without
 CDSC ..............   10.76    5.89(2)     5.52(2)       4.12        3.57       5.72      5.97      4.96     5.17       4.29

South Carolina Fund
 Class A with sales
 charge ............    5.36    4.89        7.05          4.28        4.18       5.94      6.20      5.81     6.06       4.56
South Carolina Fund
 Class A without
 sales charge ......   10.62    5.91        7.57           --          --         --        --        --       --         --
South Carolina Fund
 Class B with CDSC .    5.91    4.89(2)     7.22(2)        --          --         --        --        --       --         --
South Carolina Fund
 Class B without
 CDSC ..............    9.91    5.23(2)     7.22(2)       3.82        3.72       5.31      5.54      5.17     5.39       4.14

Tennessee Fund Class
 A with sales charge    5.83    5.05        6.89          4.48        4.38       6.22      6.49      6.08     6.35       4.68
Tennessee Fund Class
 A without sales
 charge ............   11.11    6.08        7.43           --          --         --        --        --       --         --
Tennessee Fund Class
 B with CDSC .......    6.51    5.05(2)     7.04(2)        --          --         --        --        --       --         --
Tennessee Fund Class
 B without CDSC ....   10.51    5.40(2)     7.04(2)       4.04        3.94       5.61      5.86      5.47     5.71       4.27

Virginia Fund Class
 A with sales charge    5.08    4.43        6.90          4.40        4.30       6.11      6.38      5.97     6.23       4.68
Virginia Fund Class
 A without sales
 charge ............   10.32    5.45        7.42           --          --         --        --        --       --         --
Virginia Fund Class
 B with CDSC .......    5.61    4.42(2)     7.08(2)        --          --         --        --        --       --         --
Virginia Fund Class
 B without CDSC ....    9.61    4.77(2)     7.08(2)       3.96        3.86       5.50      5.74      5.36     5.59       4.28
Virginia Fund Class
 C with CDSC .......    8.61    4.84(3)     7.11(3)        --          --         --        --        --       --         --
Virginia Fund Class
 C without CDSC ....    9.61    4.84(3)     7.11(3)       3.97        3.87       5.51      5.75      5.38     5.61       4.28

West Virginia Fund
 Class A with sales
 charge ............    4.22    4.84        7.09          4.47        4.37       6.21      6.48      6.07     6.33       4.74
West Virginia Fund
 Class A without
 sales charge.......    9.42    5.87        7.62           --          --         --        --        --       --         --
West Virginia Fund
 Class B with CDSC .    4.72    4.84(2)     7.27(2)        --          --         --        --        --       --         --
West Virginia Fund
 Class B without
 CDSC ..............    8.72    5.19(2)     7.27(2)       4.04        3.94       5.61      5.86      5.47     5.71       4.34


----------
(1) For the period from the inception of Class A shares to March 31, 1998, or for the 10 years ended March 31, 1998, whichever is shorter, as noted below:
                                                FUND                      PERIOD
                              Alabama ................................  From February 1, 1990
                              Arkansas ...............................  From February 3, 1992
                              California .............................  10 years
                              Florida ................................  From February 3, 1992
                              Georgia ................................  From June 6, 1988
                              Maryland ...............................  10 years
                              Massachusetts ..........................  10 years
                              Mississippi ............................  From August 6, 1992
                              New York ...............................  From June 6, 1988
                              North Carolina .........................  10 years
                              Pennsylvania ...........................  From February 1, 1993
                              South Carolina .........................  10 years
                              Tennessee ..............................  From August 12, 1988
                              Virginia ...............................  10 years
                              West Virginia ..........................  10 years

(2) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the inception of Class B shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class B share performance has been adjusted to reflect that Class B shares generally are subject to a CDSC
    (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class B share performance has not, however, been adjusted to reflect differences in operating expenses (e.g.,
    Rule 12b-1 fees), which generally are lower for Class A shares.
(3) Class C share performance includes the performance of the Fund's Class A shares for periods prior to the inception of Class C shares on January 3, 1994. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to a CDSC
    (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class C share performance has not, however, been adjusted to reflect differences in operating expenses (e.g.,
    Rule 12b-1 fees), which generally are lower for Class A shares.

                                  APPENDIX B

                                SALES CHARGES
                          CDSC           CDSC           CDSC           CDSC           CDSC
                       IMPOSED ON     IMPOSED ON     IMPOSED ON     IMPOSED ON     IMPOSED ON
                       REDEMPTION     REDEMPTION     REDEMPTION     REDEMPTION     REDEMPTION
                       OF CLASS B     OF CLASS B     OF CLASS B     OF CLASS C     OF CLASS C
                         SHARES         SHARES         SHARES         SHARES         SHARES
                        12 MONTHS      12 MONTHS      12 MONTHS      12 MONTHS      12 MONTHS
        FUND          ENDED 3/31/98  ENDED 3/31/97  ENDED 3/31/96  ENDED 3/31/98  ENDED 3/31/97
--------------------  -------------  -------------  -------------  -------------  -------------
Alabama Fund .......    $  8,330       $  7,246       $ 2,531           N/A            N/A
Arkansas Fund ......      25,612         24,877         4,215           N/A            N/A
California Fund ....      84,822        171,782        96,292         $2,944         $3,203

Florida Fund .......      41,233         50,353        52,478           N/A            N/A
Georgia Fund .......      46,591         45,183        10,865           N/A            N/A
Maryland Fund ......      49,229         39,109        59,233           N/A            N/A

Massachusetts Fund .      36,343         29,809        14,743           N/A            N/A
Mississippi Fund ...      48,915         48,353        24,336           N/A            N/A
New York Fund ......      64,504         95,716        29,930           N/A            N/A

North Carolina Fund      104,578        103,158        66,144          4,497          1,076
Pennsylvania Fund ..      26,291         33,143        18,579           N/A            N/A
South Carolina Fund       48,837         40,979        37,842           N/A            N/A

Tennessee Fund .....      34,989         53,602        19,385           N/A            N/A
Virginia Fund ......      81,775         89,149        46,610          3,974           N/A
West Virginia Fund .      34,856         54,376        33,870           N/A            N/A


                          CDSC
                       IMPOSED ON       CLASS A        CLASS A
                       REDEMPTION    SALES CHARGES  SALES CHARGES     CLASS A         CLASS A
                       OF CLASS A    RECEIVED BY      RECEIVED      GROSS SALES     FUND ASSETS
                         SHARES           MFD       BY DEALERS(1)     CHARGES           SOLD
                        12 MONTHS      12 MONTHS      12 MONTHS      12 MONTHS       12 MONTHS
        FUND          ENDED 3/31/98  ENDED 3/31/98  ENDED 3/31/98  ENDED 3/31/98   ENDED 3/31/98
--------------------  -------------  -------------  -------------  -------------  --------------
Alabama Fund .......    $     0        $ 14,663       $ 65,110       $ 79,773      $ 2,929,506
Arkansas Fund ......          2          23,166        102,888        126,054        6,174,585
California Fund ....     14,977          45,709        380,213        425,922       17,015,288

Florida Fund .......         12          18,009         83,171        101,180        3,281,794
Georgia Fund .......          0          16,416         75,863         92,279        3,063,418
Maryland Fund ......          1          40,185        180,441        220,626        7,534,403

Massachusetts Fund .          0          43,427        224,145        267,572       14,119,637
Mississippi Fund ...          0          17,405         84,425        101,830        3,771,296
New York Fund ......      4,763          13,837        126,463        140,300        6,726,852

North Carolina Fund           0         102,313        483,176        585,489       27,570,391
Pennsylvania Fund ..         82          19,765         88,671        108,436        2,813,902
South Carolina Fund          82          39,848        193,945        233,793       10,300,699

Tennessee Fund .....          0          35,227        154,612        189,839        7,466,002
Virginia Fund ......          0          81,631        368,627        450,258       16,198,465
West Virginia Fund .          9          48,338        220,813        269,151        9,414,983




                          CDSC
                       IMPOSED ON       CLASS A        CLASS A
                       REDEMPTION    SALES CHARGES  SALES CHARGES     CLASS A        CLASS A
                       OF CLASS A    RECEIVED BY      RECEIVED      GROSS SALES    FUND ASSETS
                         SHARES           MFD       BY DEALERS(1)     CHARGES         SOLD
                        12 MONTHS      12 MONTHS      12 MONTHS      12 MONTHS      12 MONTHS
        FUND          ENDED 3/31/97  ENDED 3/31/97  ENDED 3/31/97  ENDED 3/31/97  ENDED 3/31/97
--------------------  -------------  -------------  -------------  -------------  -------------
Alabama Fund .......     $     0        $13,874       $ 65,389       $ 79,263      $ 3,984,222
Arkansas Fund ......           0         34,851        178,324        213,175       12,090,143
California Fund ....      16,440         47,656        347,772        395,428       23,368,452

Florida Fund .......          10         18,617         86,868        105,485        5,945,687
Georgia Fund .......         244         13,894         61,423         75,317        4,190,865
Maryland Fund ......           0         29,470        141,691        171,161        7,799,351

Massachusetts Fund .          47         38,548        177,166        215,714       15,707,865
Mississippi Fund ...           0         18,104         84,467        102,571        5,480,086
New York Fund ......          51         19,546        158,491        178,037        9,931,009

North Carolina Fund            0         72,935        335,785        408,720       26,128,993
Pennsylvania Fund ..      11,294         11,850         69,828         81,678        3,612,890
South Carolina Fund          683         36,896        175,202        212,098       11,285,379

Tennessee Fund .....           0         25,070        114,729        139,799        9,461,974
Virginia Fund ......           0         62,832        293,803        356,635       21,450,042
West Virginia Fund .           0         38,916        181,111        220,027        9,414,262

                          CDSC
                       IMPOSED ON       CLASS A        CLASS A
                       REDEMPTION    SALES CHARGES  SALES CHARGES     CLASS A         CLASS A
                       OF CLASS A    RECEIVED BY      RECEIVED      GROSS SALES     FUND ASSETS
                         SHARES           MFD       BY DEALERS(1)     CHARGES           SOLD
                        12 MONTHS      12 MONTHS      12 MONTHS      12 MONTHS       12 MONTHS
        FUND          ENDED 3/31/96  ENDED 3/31/96  ENDED 3/31/96  ENDED 3/31/96   ENDED 3/31/96
--------------------  -------------  -------------  -------------  -------------   -------------
Alabama Fund .......     $     8       $ 20,941       $111,575        $132,516      $ 6,180,746
Arkansas Fund ......           0         47,633        241,665         289,298       12,797,880
California Fund ....       4,819         62,858        479,564         542,422       25,864,991

Florida Fund .......           4         36,111        179,736         215,847       10,930,910
Georgia Fund .......           1         20,236        102,368         122,604        5,726,082
Maryland Fund ......           0         38,119        186,547         224,666        9,023,095

Massachusetts Fund .           0         48,834        234,208         283,042       16,244,497
Mississippi Fund ...      17,464         43,109        182,722         225,831       10,037,301
New York Fund ......         186         29,107        225,222         254,329       14,634,501

North Carolina Fund        2,053        112,097        542,002         654,099       35,984,389
Pennsylvania Fund ..           3         13,598         66,068          79,666        2,559,887
South Carolina Fund          430         53,628        256,423         310,051       14,027,135

Tennessee Fund .....           4         31,401        144,547         175,948        7,191,545
Virginia Fund ......           0         91,953        460,556         552,509       29,719,388
West Virginia Fund .           4         56,110        263,988         320,098       16,356,290

----------
(1) Includes dealers, banks and other financial institutions.

                                  APPENDIX C
                   AMOUNTS PAID UNDER THE DISTRIBUTION PLAN
                    FOR THE 12 MONTHS ENDED MARCH 31, 1998

                                          % OF
                            TOTAL PAID     AVG.
                              UNDER       DAILY     AMOUNT    AMOUNT     AMOUNT
                           DISTRIBUTION     NET      PAID    PAID TO    RETAINED
           FUND                PLAN       ASSETS    TO MFD  DEALERS(1)  BY MFD
--------------------------- ----------    -------  --------  --------  --------
Alabama Fund Class A ...... $  247,832      0.25%  $      0  $191,668  $ 56,164
Alabama Fund Class B ......     83,182      1.00     56,071    18,690     8,421

Arkansas Fund Class A .....    138,581      0.10          0   106,935    31,646
Arkansas Fund Class B .....     67,455      0.90     53,429    11,153     2,873

California Fund Class A ...          0      0.00          0         0         0
California Fund Class B ...    323,302      0.81    300,105    23,197         0
California Fund Class C ...     39,404      1.00          0    31,281     8,123

Florida Fund Class A ......          0      0.00          0         0         0
Florida Fund Class B ......    125,871      0.80    117,493     8,378         0

Georgia Fund Class A ......    150,448      0.25          0   131,357    19,091
Georgia Fund Class B ......    107,303      1.00     80,477    20,952     5,874

Maryland Fund Class A .....    442,077      0.35     78,746   315,769    47,562
Maryland Fund Class B .....    197,267      1.00    142,786    49,316     5,165

Massachusetts Fund Class A     994,461      0.35    237,100   592,750   164,611
Massachusetts Fund Class B     168,978      1.00    125,070    41,690     2,218

Mississippi Fund Class A ..          0      0.00          0         0         0
Mississippi Fund Class B ..     84,274      0.78     81,143     3,131         0

New York Fund Class A .....    301,149      0.25          0   257,287    43,862
New York Fund Class B .....    265,454      1.00    199,090    55,293    11,071

North Carolina Fund Class A  1,326,584      0.35    379,024   876,926    70,634
North Carolina Fund Class B    422,774      1.00    317,080    97,808     7,886
North Carolina Fund Class C     70,592      1.00          0    64,356     6,236

Pennsylvania Fund Class A .          0      0.00          0         0         0
Pennsylvania Fund Class B .    174,490      0.79    165,641     8,849         0

South Carolina Fund Class A    523,940      0.35    149,697   333,355    40,888
South Carolina Fund Class B    251,617      1.00    188,713    56,950     5,954

Tennessee Fund Class A ....    382,368      0.35    109,248   233,822    39,298
Tennessee Fund Class B ....    163,701      1.00    122,776    35,711     5,214

Virginia Fund Class A .....  1,317,039      0.35    376,294   843,270    97,475
Virginia Fund Class B .....    314,433      1.00    235,825    57,075    21,533
Virginia Fund Class C .....     32,548      1.00          0    31,825       723

West Virginia Fund Class A     450,793      0.35    128,798   295,046    26,949
West Virginia Fund Class B     147,016      1.00    110,262    33,917     2,837

----------
(1) Includes securities dealers, certain banks and other financial institutions.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

MFS(R) MUNICIPAL SERIES TRUST
500 Boylston Street
Boston, MA 02116


                                                                 MST-13-8/98/.6M

[LOGO] M F S(SM)
INVESTMENT MANAGEMENT

MFS(R) MUNICIPAL                                         STATEMENT OF
INCOME FUND                                              ADDITIONAL INFORMATION

(A member of the MFS Family of Funds(R))                 August 1, 1998
-------------------------------------------------------------------------------

                                                                           Page
                                                                           ----
 1.  Definitions .......................................................      2
 2.  Certain Securities and Investment Techniques ......................      2
 3.  Investment Restrictions ...........................................      8
 4.  Management of the Fund ............................................      9
        Trustees .......................................................      9
        Officers .......................................................     10
        Trustee Compensation Table .....................................     10
        Investment Adviser .............................................     10
        Administrator ..................................................     11
        Custodian ......................................................     11
        Shareholder Servicing Agent ....................................     11
        Distributor ....................................................     12
 5.  Portfolio Transactions and Brokerage Commissions ..................     12
 6.  Shareholder Services ..............................................     13
        Investment and Withdrawal Programs .............................     13
        Exchange Privilege .............................................     15
        Tax-Deferred Retirement Plans ..................................     16
 7.  Tax Status ........................................................     16
 8.  Determination of Net Asset Value; Performance Information .........     18
 9.  Distribution Plan .................................................     20
10.  Description of Shares, Voting Rights and Liabilities ..............     21
11.  Independent Auditors and Financial Statements .....................     21
12.  Appendix A ........................................................    A-1

MFS MUNICIPAL INCOME FUND
A Series of MFS Municipal Series Trust
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated August 1, 1998. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS

    "Fund" MFS(R) Municipal Income Fund, a series of MFS Municipal Series Trust (the "Trust"), a Massachusetts business trust. The Trust was previously known as MFS Multi-State Municipal Bond Trust until its name was changed to MFS Municipal Series Trust on August 27, 1993. On August 3, 1992, the Trust changed its name from MFS Managed Multi-State Municipal Bond Trust. The Trust was known as MFS Managed Multi-State Tax-Exempt Trust until its name was changed effective August 12, 1988. The MFS Municipal Income Fund is the successor to MFS Lifetime Municipal Bond Fund, which was reorganized as a series of the Trust on September 7, 1993.

    "MFS" or the "Adviser"  Massachusetts Financial Services Company, a
                            Delaware corporation.

    "MFD"                   MFS Fund Distributors, Inc., a Delaware corporation.

    "Prospectus"            The Prospectus of the Fund, dated August 1, 1998, as
                            amended or supplemented from time to time.

2.  CERTAIN SECURITIES AND INVESTMENT TECHNIQUES
The investment policies and techniques are described in the Prospectus. In addition, certain of the Fund's investment policies are described in greater detail below.

LENDING OF SECURITIES
The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation based on investment of cash collateral, less a fee paid to the borrower, if the collateral is in the form of cash. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 20% of the value of the Fund's total assets.

WHEN-ISSUED SECURITIES
The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund will take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for "when-issued" or "forward delivery" securities, the Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

REPURCHASE AGREEMENTS
As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

VARIABLE AND FLOATING RATE OBLIGATIONS
Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently will also offer to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or
(ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to 30 years from the date of issuance.

INVERSE FLOATING RATE OBLIGATIONS
The Fund may invest in so called "inverse floating rate obligations" or "residual interest" bonds or certificates structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically ranging from 35 days to one year. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between the entire amount of interest paid by the issuer on all of the debt and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short-term obligation and link the two obligations in order to create long-term fixed-rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large (or more if the inverse instrument is issued in principal amount greater than the principal amount of the short-term piece) as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INDEXED SECURITIES
The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determind by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates and could involve the loss of all or a portion of the principal amount of, or interest on, the investment. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

OPTIONS
OPTIONS ON SECURITIES: As noted in the Prospectus, the Fund may write covered call and put options and purchase call and put options on fixed income securities. Call and put options written by the Fund may be covered in the manner set forth below.

A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated by the Fund) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. A put option written by the Fund is "covered" if the Fund segregates liquid assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

In certain instances, the Fund may enter into options on Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options, grant the purchaser the right to purchase (in the case of a "call") or sell (in the case of a "put") a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

The Fund may also purchase warrants on fixed income securities. A warrant on a fixed income security is a long-term call option that provides the holder with the right, but not the obligation, to purchase from the seller of the warrant a fixed income security with a specified par value, coupon and maturity at a fixed exercise price on a specified date or between specified dates. Typically, the fixed income securities that are deliverable pursuant to the warrant will be noncallable securities. Warrants may be issued as entirely separate securities or they may be attached to, but subsequently detachable from, a fixed income security of the same issuer.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
FUTURES CONTRACTS: As noted in the Prospectus, the Fund may enter into interest rate futures contracts on fixed income securities and indexes on such securities. (Unless otherwise specified, interest rate futures contracts are referred to as "Futures Contracts.") Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract in the majority of cases provides for a specified settlement date on which, in the case of interest rate futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "marking to the market."

Interest rate futures contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities.

OPTIONS ON FUTURES CONTRACTS: As noted in the Prospectus, the Fund may purchase and write options to buy or sell futures contracts in which it may invest ("Options on Futures Contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges.

The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS
RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO:
The Fund's ability to effectively hedge all or a portion of its portfolio through transactions in options, Futures Contracts and Options on Futures Contracts depends on the degree to which price movements in the underlying instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures and options based on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying obligation. It is possible that there may be a negative correlation between the obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument.

The trading of Futures Contracts and options for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options and futures. In this regard, trading by speculators in options and futures has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

In writing a covered call option on a security or Futures Contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying instrument. For example, where the Fund covers a call option written on a Futures Contract through segregation of securities, such securities may not match the instrument underlying the Futures Contract, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that the Fund may enter transactions in Futures Contracts and Options on Futures Contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that cash or securities necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN: Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

TRADING AND POSITION LIMITS: The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums to establish such non-bona fide hedging positions do not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a Fund, cannot exceed 15% of the Fund's net assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula generally is based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

3.  INVESTMENT RESTRICTIONS
The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy). Except for Investment Restriction (1) and the Fund's non-fundamental policy on restricted securities, these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The Fund may not:

     (1) Borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered a pledge of assets.

     (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

     (3) Invest more than 25% of its total assets (taken at market value) in any one industry; provided, however, that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     (4) Purchase or retain real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts (except contracts for the future or forward delivery of securities or foreign currencies and related options, and except Futures Contracts and Options on Futures Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

     (5) Make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements; provided that the Fund may lend its portfolio securities representing not in excess of 30% of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) will be subject to repurchase agreements maturing in more than seven days. For these purposes the purchase of all or a portion of an issue of debt securities shall not be considered the making of a loan.

     (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state.

     (7) Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if such purchase, at the time thereof, would cause the Fund to hold more than 10% of any class of securities of such issuer. For this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

     (8) Invest in companies for the purpose of exercising control or management.

     (9) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

     (10) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make margin deposits in connection with Futures Contracts, Options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

     (11) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.

     (12) Purchase securities issued by any other registered investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund will not purchase securities issued by an open-end investment company.

     (13) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities and indexes of securities or foreign currencies or Futures Contracts; and further provided that this shall not prevent the Fund from purchasing, owning, holding or selling contracts for the future delivery of fixed income securities.

     (14) Issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

As non-fundamental policies, the Fund will not knowingly (i) invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements), unless the Board of Trustees of the Trust has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 15% of the Fund's net assets (taken at market value) would be so invested and (ii) invest 25% or more of the market value of its total assets in securities of issuers in any one industry.

For the purposes of the Fund's investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

OTHER OPERATING POLICY
In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed 33 1/3%.

This operating policy is not fundamental and may be changed without shareholder approval.

4.  MANAGEMENT OF THE FUND
The Board of Trustees of the Trust provides broad supervision over the affairs of the Fund. The Adviser manages the portfolio of the Fund from day to day in accordance with the Fund's investment objective and policies. The officers of the Trust are responsible for the operations of the Fund. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) Asterisks indicate those Trustees and officers who are "interested persons" (as defined in the 1940 Act) of the Adviser. Unless otherwise indicated below, the address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

TRUSTEES
RICHARD B. BAILEY* (born 9/14/26)
Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 1991)

MARSHALL N. COHAN (born 11/14/26)
Private Investor
Address: 2524 Bedford Mews Drive, Wellington, Florida

LAWRENCE H. COHN (born 3/11/37)
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical
  School, Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
Edmund Gibbons Limited, Chief Executive Officer; Colonial Insurance Company,
  Ltd., Director and Chairman
Address: 21 Reid Street, Hamilton, Bermuda

ABBY M. O'NEILL (born 4/27/28)
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York

WALTER E. ROBB, III (born 8/18/26)
Benchmark Advisors, Inc. (financial consultants), President and Treasurer;
  Benchmark Consulting Group, Inc. (office services), President; CitiFunds and CitiSelect Folios (mutual funds), Trustee
Address: 110 Broad Street, Boston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, Chairman, Chief Executive Officer and President

J. DALE SHERRATT (born 9/23/38)
Insight Resources, Inc. (acquisition planning specialists), President;
  Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993)
Address: One Liberty Square, Boston, Massachusetts

WARD SMITH (born 9/13/30)
NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director; Society Corporation (bank holding company), Director
Address: 5875 Landerbrook Drive, Mayfield Heights, Ohio

OFFICERS
GEOFFREY L. SCHECHTER*, Vice President (born 12/17/62)
Massachusetts Financial Services Company, Vice President

DANIEL E. McMANUS*, Assistant Vice President (born 2/15/61)
Massachusetts Financial Services Company, Assistant Vice President

STEPHEN E. CAVAN*, Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.*, Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel

W. THOMAS LONDON*, Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

JAMES O. YOST*, Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President

MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994).

ELLEN M. MOYNIHAN,* Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September
  1996); Deloitte & Touche LLP, Senior Manager (until September 1996).

----------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $1,250 per year plus $225 per meeting and per committee meeting attended, together with such Trustee's out-of-pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current years service and amortize past service cost.

TRUSTEE COMPENSATION TABLE

                                    RETIREMENT
                                     BENEFIT                     TOTAL TRUSTEE
                                    ACCRUED AS     ESTIMATED     FEES FROM FUND
                     TRUSTEE FEES  PART OF FUND  CREDITED YEARS     AND FUND
TRUSTEE              FROM FUND(1)   EXPENSE(1)   OF SERVICE(2)     COMPLEX(3)
-------------------------------------------------------------------------------
Richard B. Bailey       $3,500        $1,050           10           $242,022
Marshall N. Cohan        4,175         2,125           14            148,067
Lawrence H. Cohn         3,275           730           18            123,917
J. David Gibbons         3,500         1,676           13            129,842
Abby M. O'Neill          3,500           875           10            129,842
Walter E. Robb, III      4,400         2,125           15            148,067
Arnold D. Scott              0             0          N/A                  0
Jeffrey L. Shames            0             0          N/A                  0
J. Dale Sherratt         4,625           940           20            184,067
Ward Smith               4,400         1,175           13            184,067

------------
(1) For fiscal year ended March 31, 1998.
(2) Based on normal retirement age of 75. See the table below for the estimated annual benefits payable upon retirement by the Fund to a Trustee based on his or her estimated credited years of service.
(3) For calendar year 1997. All Trustees receiving compensation served as Trustees of 42 funds within the MFS Fund complex (having aggregate net assets at December 31, 1997, of approximately $19 billion) except Mr. Bailey, who served as Trustee of 69 funds within the MFS Fund complex (having aggregate net assets at December 31, 1997, of approximately $48 billion).

         ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)

                                            YEARS OF SERVICE
                          ----------------------------------------------------
   AVERAGE TRUSTEE FEES         3            5            7       10 OR MORE
--------------------------------------------------------------------------------
          $2,948              $442        $  737       $1,032       $1,474
           3,376               506           844        1,181        1,688
           3,804               571           951        1,331        1,902
           4,232               635         1,058        1,481        2,116
           4,660               699         1,165        1,631        2,330
           5,088               763         1,272        1,781        2,544

(4) Other funds in the MFS Fund complex provide similar retirement benefits to the Trustees.

As of July 1, 1998, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Fund. As of July 1, 1998, Merrill Lynch Pierce Fenner & Smith Inc., P.O. Box 45286, Jacksonville, FL owned 10.36%, 7.18% and 10.57% of the outstanding Class A, Class B and Class C shares of the Fund, respectively. Also as of July 1, 1998, Peter B. Foster, Dunwoody, Georgia, owned 10.61% of the outstanding Class A shares of the Fund.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER
MFS, together with its predecessor organizations, has a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life.

MFS manages the assets of the Fund pursuant to an Investment Advisory Agreement with the Fund dated as of September 1, 1993 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, in an amount equal to the sum of 0.30% of the Fund's average daily net assets plus 6.43% of its gross income.

For the Fund's fiscal year ended March 31, 1998, MFS received $2,841,328 on an annualized basis (of which $1,168,451 was based on average daily net assets and $1,672,877 on gross income) under the Advisory Agreement.

For the Fund's fiscal year ended March 31, 1997, MFS received $3,180,446 on an annualized basis (of which $1,265,934 was based on average daily net assets and $1,914,512 on gross income) under the Advisory Agreement.

For the Fund's fiscal year ended March 31, 1996, MFS received $3,495,983 on an annualized basis (of which $1,397,610 was based on average daily net assets and $2,098,373 on gross income) under the Advisory Agreement.

The Fund pays all of its expenses (other than those assumed by the Adviser or MFD) including: advisory and administrative fees; Trustees fees discussed above; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing share certificates, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions" below.

MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

The Advisory Agreement with the Fund will remain in effect until August 1, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined under "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's outstanding voting securities or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

ADMINISTRATOR
MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the periods ended March 31, 1997 and 1998, MFS received $4,646 and $55,640, respectively, under the Agreement, equivalent to 0.001% and 0.01%, respectively, of the Fund's average daily net assets.

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value and public offering price of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also serves as the dividend and distribution disbursing agent of the Fund.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement with the Trust, dated August 1, 1985, as amended (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.1125%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing agent functions for the Fund.

DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement dated as of January 1, 1995 (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of the Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" in this SAI). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).

Class A shares of the Fund may be sold at their net asset value to certain persons and in certain circumstances as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

CLASS B SHARES AND CLASS C SHARES: As the distributor of the Fund, MFD acts as agent in selling Class B and Class C shares of the Fund. The public offering price of Class B and Class C shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus).

GENERAL: Neither MFD nor dealers are permitted to delay the placement of orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.

For the fiscal year ended March 31, 1998, MFD and dealers and certain other financial institutions received sales charges of $27,449 and $131,280, respectively (as their concession on gross sales charges of $158,729), for selling Class A shares of the Fund. The Fund received $8,273,076 representing the aggregate net asset value of such shares.

For the fiscal year ended March 31, 1997, MFD and dealers and certain other financial institutions received sales charges of $20,133 and $94,349, respectively (as their concession on gross sales charges of $114,482), for selling Class A shares of the Fund. The Fund received $9,371,851 representing the aggregate net asset value of such shares.

For the fiscal year ended March 31, 1996, MFD and dealers and certain other financial institutions received sales charges of $23,697 and $140,257, respectively (as their concession on gross sales charges of $163,954), for selling Class A shares of the Fund. The Fund received $10,611,648 representing the aggregate net asset value of such shares.

During the fiscal years ended March 31, 1998, 1997 and 1996, the contingent deferred sales charge ("CDSC") imposed on redemption of Class A shares was $185, $0 and $0, respectively. During the fiscal years ended March 31, 1998, 1997 and 1996, the CDSC imposed on redemption of Class B shares was $249,736, $492,585 and $634,226, respectively. During the fiscal years ended March 31, 1998 and 1997, the CDSC imposed on the redemption of Class C shares was $11,733 and $5,259, respectively.

The Distribution Agreement will remain in effect until August 1, 1999 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

5.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by employees of the Adviser, who are appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of MFS in a similar capacity.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities, such as government securities, which are principally traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving options, Futures Contracts and Options on Futures Contracts and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Adviser. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $54,160 of commission business from the MFS Funds to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).

The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transactions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

For the Fund's fiscal years ended March 31, 1998, 1997 and 1996, no brokerage commissions were paid.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or MFS or any subsidiary of MFS. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

6.  SHAREHOLDER SERVICES
INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with all classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Fund's Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months, in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of all the holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level (see "Purchases" in the Prospectus for the sales charges on quantity purchases). For example, if a shareholder owns shares with a current offering price of $75,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in the same class of shares of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge and not subject to any CDSC). Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment. For federal income tax purposes, distributions invested under the Distribution Investment Program will be treated as if received by the shareholder in cash and then used to purchase the applicable fund shares.

SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account (at the time of the establishment of the SWP). SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

INVEST BY MAIL: Additional investments of $50 or more in the Fund may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

GROUP PURCHASES: A bona fide group and all of its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, or clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds (if available for sale) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchange of funds from the shareholder's account in that MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending on whether monthly or quarterly exchange is elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund as long as the balance of the account is sufficient to complete the exchange. Additional payments made to a shareholder's account in such MFS Fund will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchange until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of the month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except holders of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, in the case where such shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same Fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares in an account for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any other MFS Fund (if available for sale and if the purchaser is eligible to purchase the class of shares) at net asset value. Exchanges will be made after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by MFS Service Center, Inc.) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all of the requirements and restrictions set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by the Shareholder Servicing Agent may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund before making any exchange. Shareholders of the other MFS Funds (except holders of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state- specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Except as noted below, shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:

    Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

    Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

    Simplified Employee Pension (SEP-IRA) Plans;

    Retirement Plans qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

    403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

    Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(a) or 403(b) recordkeeping program made available by MFS Service Center, Inc.

7.  TAX STATUS
The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of both the Fund's overall income and of its tax-exempt income), and the composition of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

The portion of the Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. The percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

The Fund may also recognize some net investment income that is not tax-exempt, as well as capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders of the Fund normally will have to pay federal income taxes and any state or local taxes on the non-exempt interest dividends and capital gain distributions they receive from the Fund, however, the Fund does not expect that the non-tax-exempt portion of its net investment income, if any, will be substantial. That portion of net investment income distributions not designated as exempt-interest dividends and any distributions from net short-term capital gains are taxable to the Fund's shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or reinvested in additional shares. Because the Fund expects to earn primarily tax-exempt interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shareholders have held their shares. Such capital gains will generally be taxable to shareholders as if the shareholders had directly realized gains from the same sources from which they were realized by the Fund. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution of net capital gains or net short-term capital gains will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Fund.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss; a long-term capital gain realized by an individual, estate or trust may be eligible for reduced tax rates if the shares were held for more than 18 months. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be disallowed to the extent of any exempt- interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in zero coupon bonds and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

The Fund's transactions in options and Futures Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles" and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options and Futures Contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes. Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.

The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority. Some states do exempt from tax that portion of the exempt-interest dividends which represents interest received by a regulated investment company on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption of exempt-interest dividends under applicable state or local law.

8.  DETERMINATION OF NET ASSET VALUE; PERFORMANCE INFORMATION
NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq Stock Market, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Debt securities (other than short-term obligations) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yields, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations, if any, in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term securities with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Portfolio securities and over-the-counter options for which there are no quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD, in its capacity as the Fund's distributor, prior to the close of the business day.

PERFORMANCE INFORMATION
TOTAL RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1.00% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return with respect to Class A shares since the value of the initial account will not be reduced by the sales charge (4.75% maximum on Class A shares) and/or
(iii) total rates of return which represent aggregate performance over a period or year-by-year performance and which may or may not reflect the effect of the maximum sales charge, other sales charge or CDSC.

The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the inception date of the newer class.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Total rate of return quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."

PERFORMANCE RESULTS
The performance results in Appendix A attached hereto under the heading "Performance Results" for Class B shares assume an initial investment of $10,000 in Class B shares, cover the period from January 1, 1988 through December 31, 1997. It has been assumed that dividend and capital gain distributions were reinvested in additional shares. Any performance results or total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

YIELD: Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class over a 30-day period. The yield for a class of shares of the Fund is calculated by dividing the net investment income per share allocated to that class earned during the period by the public offering price per share of that class on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expenses for the period, by (ii) the average number of shares of that class entitled to receive dividends during the period multiplied by the public offering price per share on the last day of the period. The Fund's yield calculations for Class A shares assume a maximum sales charge of 4.75%. The Fund's yield calculations for Class B and Class C shares assume no CDSC is paid.

Yield quotations for each class of shares is presented in Appendix A attached hereto under the heading "Performance Quotations."

TAX-EQUIVALENT YIELD: The tax-equivalent yield for the Fund is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of that yield. In calculating tax-equivalent yields the Fund assumes certain federal tax brackets for shareholders and does not take into account state taxes.

Tax-equivalent yield for each class of shares is presented in Appendix A attached hereto under the heading "Performance Quotations."

CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 4.75%.

Current distribution rate quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."

GENERAL: From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.

From time to time, the Fund also may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indexes such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.

1924 Massachusetts Investors Trust is established as the first open-end mutual fund in America.

1924 Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

1932 One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

1933 Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

1936 Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

1976 MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

1979 Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.

1981 MFS(R) World Governments Fund is established as America's first globally diversified fixed income mutual fund.

1984 MFS(R) Municipal High Income Fund is the first mutual fund to seek high tax-free income from lower-rated municipal securities.

1986 MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

1986 MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

1987 MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

1989 MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

1990    MFS(R) World Total Return Fund is the first global balanced fund.

1993 MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

1993 MFS becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

9.  DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and the respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent that the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR:
During the fiscal year ended March 31, 1998, the Fund paid the following Distribution Plan expenses:

                                   AMOUNT OF      AMOUNT OF       AMOUNT OF
                                 DISTRIBUTION    DISTRIBUTION    DISTRIBUTION
                                  AND SERVICE    AND SERVICE     AND SERVICE
                                 FEES PAID BY   FEES RETAINED   FEES RECEIVED
                                     FUND           BY MFD        BY DEALERS
CLASSES OF SHARES                ---------------------------------------------

Class A Shares                    $  426,466      $   93,979       $332,487
Class B Shares                    $1,992,428      $1,567,226       $425,202
Class C Shares                    $  197,552      $   14,451       $183,101

GENERAL: The Distribution Plan will remain in effect until August 1, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" above). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" above) or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in any of the Distribution Plan or in any related agreement.

10. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and 15 other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of the Fund (Class A, Class B and Class C shares). Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares (as defined in "Investment Restrictions" above) or by an instrument in writing without a meeting, signed by a majority of Trustees and consented to by the holders of not less than a majority of the shares outstanding and entitled to vote. Shares have no pre-emptive or conversion rights (except as described in "Purchases -- Conversion of Class B Shares" in the Prospectus). Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort or other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

11.  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

The Portfolio of Investments at March 31, 1998, the Statement of Assets and Liabilities at March 31, 1998, the Statement of Operations for the year ended March 31, 1998, the Statement of Changes in Net Assets for the years ended March 31, 1998 and 1997, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                  APPENDIX A
                           PERFORMANCE INFORMATION

    The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value" in the SAI.

                                            PERFORMANCE RESULTS -- CLASS B SHARES

                               VALUE OF INITIAL      VALUE OF CAPITAL    VALUE OF REINVESTED
    YEAR ENDED                $10,000 INVESTMENT    GAIN DISTRIBUTIONS        DIVIDENDS           TOTAL VALUE
    ----------                ------------------    ------------------   -------------------      -----------
December 31, 1988 ..........       $10,609                $   0                $  682             $11,291
December 31, 1989 ..........        10,907                    0                 1,429              12,336
December 31, 1990 ..........        10,635                    0                 2,139              12,774
December 31, 1991 ..........        11,154                   34                 3,043              14,231
December 31, 1992 ..........        11,258                  213                 3,882              15,353
December 31, 1993 ..........        11,802                  223                 5,003              17,028
December 31, 1994 ..........        10,635                  201                 5,290              16,126
December 31, 1995 ..........        11,517                  218                 6,619              18,354
December 31, 1996 ..........        11,284                  214                 7,383              18,881
December 31, 1997 ..........        11,712                  222                 8,611              20,545

    Explanatory Notes: The results in the table assume that income dividends and capital gain distributions were invested in additional shares. No adjustment has been made for any income taxes, if any, payable by shareholders.

                            PERFORMANCE QUOTATIONS

All performance quotations are as of March 31, 1998.


                                                                                                    TAX EQUIVALENT
                                                         AVERAGE ANNUAL TOTAL RETURNS                 30-DAY YIELD       CURRENT
                                                        ------------------------------    30-DAY     --------------   DISTRIBUTION
                                                        1 YEAR      5 YEAR     10 YEAR     YIELD     28%        31%       RATE
                                                        ------      ------     -------     ----      ---        ---   ------------
Fund Class A with sales charge ........................  6.31%       5.21%(1)   7.05%(1)   5.00%    6.94%      7.25%      5.06%
Fund Class A without sales charge ..................... 11.61%       6.24%(1)   7.57%(1)
Fund Class B with CDSC ................................  6.77%       5.07%      7.14%
Fund Class B without CDSC ............................. 10.77%       5.39%      7.14%     4.46%     6.19%      6.46%      4.57%
Fund Class C with CDSC ................................  9.75%       5.45%(2)   7.17%(2)
Fund Class C without CDSC ............................. 10.75%       5.45%(2)   7.17%(2)   4.46%    6.19%      6.46%      4.56%


(1) Class A share performance includes the performance of the Fund's Class B shares for periods prior to the inception of offering of Class A shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for
    Class A and Class B shares differ. Class A share performance has been adjusted to reflect that Class A shares generally are subject to an initial sales charge (unless the performance quotation does not give effect to the initial sales charge)
    whereas Class B shares generally are subject to a CDSC. Class A share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are higher for Class B shares.
(2) Class C share performance includes the performance of the Fund's Class B shares for periods to the inception of offering of
    Class C shares on January 3, 1994. Sales charges, expenses and expense ratios, and therefore performance, for Class B and
    Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to a lower CDSC (unless the performance quotation does not give effect to the CDSC) than Class B shares. Class C share performance has not, however, been adjusted to reflect differences in operating expenses, which generally are not significantly different between Class B and Class C shares.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

MFS(R) MUNICIPAL INCOME FUND
500 Boylston Street
Boston, MA 02116


                                                      MMI-13-8/98/.5M 02/202/302